Exhibit 10.2


                              OFFICE LEASE

                                BETWEEN

                     ECC PROPERTIES, LLC, Landlord

                                  and

                  UNITED BANK OF PHILADELPHIA, Tenant

PREMISES:

Building Situated at
300 North 3rd Street
Philadelphia, PA 19106

06/11/99


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                              OFFICE LEASE

     THIS OFFICE LEASE (the "Lease") is made as of July 1, 1999 by and between ECC PROPERTIES, LLC, a Pennsylvania limited partnership ("Landlord") and UNTIED BANK OF PHILADELPHIA ("Tenant"), Landlord and Tenant having the following notice addresses on the date of this lease.

Landlord:   ECC Properties, LLC
            300 North 3rd Street
            Philadelphia, PA 19106

Tenant:     United Bank of Philadelphia
            300 North 3rd Street
            Philadelphia, PA 19106

1. FUNDAMENTAL LEASE PROVISIONS. Certain Fundamental Lease Provisions are presented in this Section l and represent the agreement of the parties hereto, subject to the further definition and elaboration in the. respective referenced Sections and elsewhere in the Lease:

     A.   Building:          300 North 3rd Street
                             Philadelphia, PA 19103   (See Section 2)

     B.   Floor(s) or
          Portion (s)
          Thereof Leased:    A portion of 300 North 3 (See Section 2)

     C.   Square Footage
          of Premises:       25,000 rentable squ(See Section 2)

     D.   Use:               General Office (See Section 2)

     E.   Term:              (1) Commences: July 1, 1999 (See Section 3)
                             (2) Expires: 10 Years after
                                 commencement date,
                                 subject to Section 3.

     F.   Minimum Rent:



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             Fixed Minimum Rent During Original Term and Option Term

     During the Original Term of ten (10) years the Fixed Minimum Rent not including electricity and cleaning shall be as follows:

For the Period:

                             To the last day of         Rental Per
From the first day of        the month                  Square Foot of
the month in which occurs:   immediately preceding:     Rentable Area:
--------------------------   ----------------------     --------------

The commencement Date        The First Anniversary      $ 12.75*
(pro-rated to exclude the    of the Commencement Date
period prior to the
Commencement Date)

The First Anniversary of     The Second Anniversary     $ 13.10*
the Commencement Date        of the Commencement Date

The Second Anniversary of    The Third Anniversary      $13.40*
the Commencement Date        of the Commencement Date

The Third Anniversary of     The Fourth Anniversary     $13.70*
the Commencement Date        of the Commencement Date

The Fourth Anniversary of    The Fifth Anniversary      $14.00*
the Commencement Date        of the Commencement Date

The Fifth Anniversary of     The Sixth Anniversary      $14.30* .
the Commencement Date        of the Commencement Date

The Sixth Anniversary of     The Seventh Anniversary    $14.60*
the Commencement Date        of the Commencement Date

The Seventh Anniversary of   The Eighth Anniversary     $14.90*
The Commencement Date        of the Commencement Date

The Eighth Anniversary of    The Ninth Anniversary      $15.20*
The Commencement Date        of the Commencement Date

The Ninth Anniversary of     The Tenth Anniversary      $15.50*
The Commencement Date        of the Commencement Date

* Tenant at its sole cost and expense pays for electricity and janitorial. In addition, to be added to the monthly Fixed Minimum Rent Amount is the product of each outdoor Parking Space allotted to Tenant times .350.00.

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G.    Place of Rent:         United Bank of Philadelphia
                             300 North 3rd Street
                             Philadelphia, PA 19105

H.    Payments:              ECC Properties, LLC
                             300 North 3d Street
                             Philadelphia, PA 19106   (See Section 4.D)

I.    Security Deposit:      $53,125.00

J.    Base Year              12 Month Period Commencing  (See Section 4.H)
      Operation &            on the First Date of Tenants
      Maintenance            Actual Occupancy of the Premises
      Charge                                             (See Section 6.B)

K.    Tenant's OMC
      Percentage             One Hundred Percent (100%)  (See Section 6.B)

L.    Base Year Taxes        1999                        (See Section 6.B)

M.    Tenant's Tax
      Percentage:            One Hundred Percent (100%)

N.    Tenant Plans
      Submission Date:       N/A                         (See Exhibit "D)

0.    Attachments

     The following documents are attached hereto, and such documents, as well as all drawings and documents prepared pursuant thereto, shall be deemed to be a part hereof.

     References appearing in this Section 1 are to designate some of the other places in this Lease where additional provisions applicable to the particular Fundamental Lease Provisions appear. Each reference in this Lease to any of the Fundamental Lease Provisions shall be construed to incorporate all of the terms provided for under such provisions, and provisions shall be read in conjunction with all other provisions of this Lease applicable thereto. If there is any conflict between any of the Fundamental Lease Provisions set forth in this Section and any other provisions of this Lease, the latter shall control. The listing in this Section 1 of monetary charges payable by Tenant shall not be construed to be an exhaustive list of all monetary amounts payable by Tenant under this Lease.


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     2. PREMISES: USE. Landlord; for and in consideration of the rent
(hereinafter defined in subsection 40) to be paid and the covenants and agreements to be performed by Tenant does hereby demise and lease unto Tenant, and Tenant hereby leases and takes from Landlord for the Term, at the rent and upon the terms and conditions hereinafter set forth that space (the "Premises"), situated on the floor(s) of the Building and consisting of the square footage identified and otherwise set forth in subsections 1.A., 1.B. and 1.C. together with the right, in common with other occupants of the Building, to use the lobbies, hallways and other common area facilities. The Premises also shall include all indoor parking spaces in the building. The Premises shall be used for the purpose specified in subsection 1.D. and no other purpose without the prior written consent of Landlord. For the purpose of this Lease, the terms "square footage" or "square feet" shall mean the square footage of the Premises as measured form the exterior face of exterior walls and the exterior face of corridor walls, and the center line of any walls Tenant shares with other tenants or occupants of the Building, plus the product of the square footage of the Premises multiplied by Tenant's proportionate share of the "common areas" (as defined in subsection 303.) of the Building. Landlord and Tenant agree that the square footage of the Premises set forth in subsection 1.C. is approximately accurate and shall be used for the purpose of making all computations under this Lease except as otherwise stated.

     3. TERM.

     A. Duration. The duration of this Lease and Tenant's obligation Lien to pay rent hereunder shall commence upon the earlier of (1) July 1, 1999; (2) three
(3) days after the date when the Premises are "substantially completed" (as hereinafter defined or (3) the date when Tenant shall take possession and occupy the Premises, whichever of said dates shall occur first ("commencement date"). Said term shall continue from the commencement date for the period specified subsection I.E. (2) plus, the partial month, if any, if the term begins other than on the first day of any month, so that the term shall expire on the 1st day of the Month in which the above period ends, unless sooner, terminated as hereinafter provided or extended by the parties (the "Term").

     B. Substantial Completion. The term "substantial completion" as used in this Lease shall be construed to mean the state of completion of the "Landlord's Work" (as defined in Section 7), as shall enable Tenant to reasonably and conveniently use and occupy the Premises for the conduct of its ordinary business, even though the installation of minor details, decorations and Mechanical adjustments by Landlord and, any improvements to be performed by Tenant, remain to be completed Landlord shall endeavor to give Tenant notice at least seven (7) days in advance of the date Landlord expects the Premises to be substantially completed. Upon the commencement date, it shall be presumed that all

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work theretofore performed by, or on behalf of Landlord was satisfactorily performed in accordance with, and meeting, the requirements of this Lease, except for those items for which Tenant notified Landlord, within thirty (30) days after the commencement date, are not satisfactorily completed ("Punch List Items"). Landlord agrees to promptly and thereafter. diligently pursue the correction of all such Pinch List Items.

     C. Delays. Notwithstanding anything to the contrary contained in this Lease, if substantial completion does nor occur in accordance with Landlord's projected schedule by reason of any of the following, rent shall commence to accrue as if the delay had not occurred. Accordingly, on the commencement date, in addition to the Minimum Rent due pursuant to Section 4, Tenant shall pay to Landlord 1/365 of the Minimum Rent (as defined in Section 4 hereof) and additional rent multiplied by the aggregate number of days of such delay caused by

          (1) changes in the Landlord's Work (defined in Section 7) which are requested by Tenant after Landlord's approval of the Final Plans (as that term is defined in Section 7 hereof); or

          (2) the unavailability of materials or labor required for installations or Work in the Premises not encompassed within Landlord's Work, provided that Tenant shall be notified of Landlord's estimate of the anticipated delay as promptly as reasonably possible after discovery thereof by Landlord and shall be given an opportunity either to specify alternative materials or requirements or to revert to Landlord's Work; or

          (3) Tenant's specification of alternative materials or requirements, or Tenant's determination to revert to Landlord's Work pursuant to Subsection C(2) above; or

          (4) any failure by Tenant, without regard to any grace period applicable thereto, to furnish any required plan, information, approval or consent within a period of time specified by Landlord or if no time period is specified, then within five (5) business days; or

          (5) the performance or non performance of any work or activity in the Premises by Tenant or any of its employers, agents or contractors; or

          (6) Tenant's failure to pay any Required Excess Funds (defined in
     Section 7) within five (5) business days after receipt of Landlord's request therefor;

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     D. Memorandum. When the commencement date has been established, Landlord and Tenant shall execute and deliver an instrument in the form substantially as set forth in Exhibit "G" attached hereto, within the (10) days following the date the commencement date is established.

     E. Possession. Intentionally Omitted.

     F. Holdover Tenant. If Tenant shall be in possession of the Premises is the end of the of the Term, with the written consent of Landlord the tenancy under this Lease shall become one from month to month upon the terms and conditions contained in this Lease and such tenancy shall be terminable by either party on thirty (30) days' notice to the other party. Tenant hereby agrees that if it fails to surrender the Premises at the end of the Term, or any renewal thereof, to Landlord without the express consent of Landlord, Tenant (i) will be liable to Landlord for any and all damages which Landlord shall suffer by reason thereof, (ii) will indemnify Landlord against all claims and demands made by any succeeding tenants against Landlord, founded upon delay by Landlord in delivering possession of the Premises to such succeeding tenant, and (iii) shall pay to Landlord, a Rent equal to three (3) times the Rent payable by Tenant to Landlord during the last Lease Year of the term.

     G. Surrender. The Lease shall terminate and Tenant shall deliver up and surrender possession of the Premises on the last day of the Term hereof, and Tenant waives the right to any notice of termination or notice to quit. Tenant covenants that upon the expiration or sooner termination of this Lease, Tenant shall deliver up and surrender possession of the Premises in the same condition in which Tenant has agreed to keep the same during the continuance of the Lease and in accordance with the terms hereof, normal wear and tear excepted.

     4. Rent.

     A. Minimum Rent. The Tenant shall pay to Landlord as annual minimum rent ("Minimum Rent") the sum set forth in subsection 1.F. payable in advance an the first business day of each calendar month in equal monthly installments in the sum specified in subsection 1.F. beginning on the commencement date and continuing thereafter until the expiration of said Term.

     B. Intentionally Omitted

     C. Partial Month. If the Tenant commences on a day other than the first day of a calendar month, Tenant shall pay to Landlord on or before the commencement date a pro rata portion of the Minimum Rent to be based on the number of days remaining in such partial month after the commencement date.

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     D. Payments. All payments of additional rent and any others sums due to
Landlord hereunder shall be due without demand, notice, set-offs deduction ox counterclaim at the office set forth in subsection 1.G. or at such other place as Landlord may from time to time direct. All checks shall be made payable to the person specified in subsection 1.H. or such other person as Landlord may direct all sums due to Landlord under this Lease whether or not stated to be Minimum Rent or additional rent are herein collectively called "rent".

     E. Acceptance of Payments. If Landlord, at any time or times, shall accept rent after the same shall become due and payable, such acceptance shall not excuse any such delay upon subsequent occasions, or constitute, or be construed as, a waiver of any of Landlord's right or remedies hereunder.

     F. Additional Rent. Whenever under the terms of this Lease any sum is required to be paid by Tenant in addition to the Minimum Rent herein reserved, such additional sum so to be paid shall be deemed additional rent and if not designated as "additional rent", then such sum shall nevertheless at the option of the Landlord if not paid when due, be deemed "additional rent" which shall be collectible with any installment of Minimum Rent thereafter falling due hereunder. Nothing hereunder contained shall be deemed to suspend or delay the payment of any sum at the time the same became due and payable hereunder or limit any other right or remedy of Landlord. Minimum Rent and additional rent are sometimes collectively referred to as "rent."

     G. Late Change. In the event that any sum due to Landlord under the provisions of this Lease shall not be paid within seven days after due, Tenant shall, upon demand, pay as additional rent a late charge to Landlord of $.05 for each dollar so overdue to defray Landlord's administrative expenses in collecting and processing that sum.

     H. Security Deposit. Upon the execution of this Lease, Landlord acknowledges receipt from Tenant of the a sum set forth in subsection 1.I. to be held as collateral security for the payment of any payable by Tenant under this Lease, and for the faithful performance of all other covenants and agreements of Tenant hereunder. The amount of such deposit, without interest, shall be repaid to Tenant after the termination of this Lease and any extension thereof, provided Tenant shall have made all payments of all sums due Landlord and performed all covenants and agreements hereunder. Upon any event of default by Tenant hereunder, all or part of such deposits may, at Landlord's option, be applied on account of the resulting deficiency and Tenant shall immediately restore such deposit to its original sum.

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     5. DEFINITIONS; OPERATION AND MAINTENANCE CHARGE; TAXES.

     In this Lease, the following terms shall have the meanings hereinafter provided:

     A. "Operations and Maintenance Charge Sum" ("OMC Sum") shall mean all sums incurred by Landlord (even if not yet payable) in connection with the operational and maintenance of the Building to. be reasonable, appropriate and in the best interests of the Building including, without limitation, sums incurred for the following items: storm drainage, water (domestic and fire protection) and sewer, electric, steam, gas, telephone and other utility services and systems; heating, ventilating, air conditioning, plumbing, electrical, fire detection and suppression, life safety, security protection, illumination, vertical transportation, and other Building services and systems; salaries, wages, benefits and other compensation to or for personnel engaged in the cleaning, care, management or other operation and maintenance of the Building and payments and other charges for taxes, contributions, assessments, worker's compensation, unemployment compensation, health, accident and life insurances and other impositions or charges related thereto; outfitting and otherwise providing building service personnel; service, repair, replacement and other maintenance to or of. the Building floors, doors, walls, ceilings, roofs, windows, skylights and other elements systems and amenities; charges for utilities or utility services; rentals for provision of Building services; snow, ice, trash and garbage removal and pest control; identification and directional signs and other traffic control items; parking, loading and unloading areas and other common areas, facilities or equipment; fire and other casualty, liability, plate glass, theft, worker's compensation, pressure vessel and rent insurances; depreciation of machinery and other equipment for Building services and interior and exterior common area finishes and amenities; janitorial services, cleaning the property including maintenance of windows and other glass surfaces, Building facade, sidewalks, parking, loading and unloading areas; sales, use & excise taxes and fees; management fees and charges, costs required by the application or enforcement of federal, state and local statutes, codes, regulations and rulings; modifications of the HVAC and other Building systems by which Landlord provides Building services; the fair rental value of any office space in the Building used as an office for the on-site property manager, legal fees and other fees of consultants, engineers and other design professionals, appraisers, accountants and auditors; gazebos, fountains, sculptures, art features, fencing, screening and similar items located within or outside the Building, interior and exterior planting, replanting and replacing flowers, shrubbery, plants trees and other landscaping, awnings and other Building amenities; fees, licenses, permits and charges by governmental and quasi-governmental bodies or agencies; supplies, tools, reserve, parts, postage, deliveries, business machines and office equipment; all other sums necessarily and reasonably incurred by Landlord in the proper operational and maintenance of a first-class Building EXCLUDING, HOWEVER, depreciation (other than as above specified), the cost of any utilities which are directly metered or submetered to tenants of the Building, the cost of any repair or replacement required of Landlord pursuant to the reconstruction obligations of Subsection 13.A, the expenses incurred in leasing or procuring new. tenants; legal expenses in enforcing the terms of any lease, interest or amortization payments on any mortgage or mortgages, capital improvements specifically for a tenant within such tenant's space (other than as specified below). Additionally, if Landlord shall purchase any item of capital equipment or make any capital expenditure as

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described above, then the costs for same shall be amortized on a straight line basis beginning in the year of installation and continuing for the useful life thereof, but not more than (10) years, or such shorter time as may be hereinafter provided, with a per annum interest factor equal to Two Hundred
(200) basis points above the "Prime Rate" announced by PNC Bank, Philadelphia, Pennsylvania, for the date any such item is placed in a service. The amount of amortization for such costs shall be included in OMC Sum for each year to which the amortization relates. If Landlord shall lease such item of capital equipment, then the rental or other operating costs paid pursuant to such lease shall be included in the OMC Sum for each year in which they are incurred. Notwithstanding the foregoing, as an alternate cost recovery method, if Landlord shall effectuate savings in labor or energy-related costs as. a result of the installation of new devices or equipment, then Landlord may elect to include up to the full amount of any such savings in each year (beginning with the year in which the equipment is placed in service) as an operating expense until Landlord has recovered thereby the cost of installation of said devices or equipment and interest thereon as above provided, even if. the result of such application will result in the amortization of such costs over a period shorter than the useful life of such installation. Landlord shall notify Tenant in writing if Landlord elects to apply such savings to the cost. of such equipment and shall include a statement of the amount of such savings in the OMC statement for each applicable year.

     B. "Taxes" (or "Tax") shall mean all real property taxes and personal property taxes, charges and assessments which are levied, assessed upon or imposed "by any governmental authority or by any special service district or its equivalent during any calendar year of the Term and any extensions thereof with respect to the Building and any improvements, figures and equipment and all other property of Landlord, real or personal, located in the Building together with the reasonable costs and expenses (including attorney's fees, expenses and court costs) of contesting by appropriate proceedings the amount or validity of any of the aforementioned taxes or assessments. In addition, Taxes shall include, without limitation, any capital levy or other tax on the gross rents or gross receipts, or any such tax, assessment, levy or charge imposed upon the act of entering into this Lease or any other lease of space in the Building (including, but not limited to any realty transfer tax) or

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on the use and occupancy of said Building or any part. the .of with respect to the Property, or a federal, state, county, municipal or other local income, franchise, business privilege, profit, excise or similar tax, assessment, levy or charge measured by or based, in whole or in part, upon any such gross rents or gross receipts. If at any time during the Term the present system of taxation of property shall be changed or supplemented so that in lieu of or in addition to the tax on property there shall be assessed on Landlord or the Property any tai of any nature which is imposed in whole or in part; in addition to or in substitution for or in lieu of any tax which would otherwise constitute a Tax, such shall be deemed to be included within the terms Taxes, but only to the extent that the same would be payable if the Property were the only property of Landlord.

     C. "Tenant's OMC Percentage" is that percentage specified in Subsection
1.K.

     D. "Tenant's OMC" means the OMC Sum for a calendar year included within the Term and any extension thereof, less the OMC Sum for the Base Year specified in subsection 1.J., multiplied by Tenant's OMC Percentage.

     E. "Tenant's Tax Percentage" is that percentage specified in subsection
1.M.

     F. "Tenant's Tax Charge" means the Taxes for a calendar year included within the Term or any extensions thereof, less the Taxes for the Base Year specified in subsection 1.L., multiplied by Tenant's Tax Percentage.

     G. "Tax Year" shall mean each calendar year, or such other period of twelve
(12) months, which may be duly adopted as the fiscal year for payment of Taxes by the governmental unit in which the Building is located.


     6. TENANT'S OMC AND TENANT'S Tax CHARGE.

     A. Annual Adjustment. During each calendar year or portion thereof included in the Term and any extension thereof, Tenant shall pay Landlord as additional rent Tenant's OMC and Tenant's Tax Charge.

     B. Procedures.

          (1) During December of each calendar year, or as soon. thereafter as practicable, Landlord shall give Tenant written notice of its estimate of the amounts of Tenant's OMC payable for the ensuing calendar year. On or before the first day of each month during each calendar year, Tenant shall pay to Landlord one-twelfth (1/12) of the

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amounts estimated as aforesaid, provided that if such notice. is nor given in
December, Tenant shall continue to pay on the basis of one hundred five percent (105%) of the then applicable sums of Tenant's OMC until the month after such notice is given. If at any time or times it appears to Landlord that the sums payable under subsection 6.A. above for the current calendar year will vary from its estimate by more than five percent (5%), Landlord shall, by notice to Tenant, revise its estimate for such year, and subsequent payments bar Tenant for such year shall be based upon such revised estimate.

     (2) If Taxes for any Tag Year occurring during the term of this Lease shall be greater than the Base Year Taxes, Tenant shall pay to Landlord as additional rent, an amount equal to Tenant's Tax Charge with respect to said Tax Year. If less than a full twelve (12) month period of a Tax Year is included within the term of this Lease, Tenant's Tax Charge shall be prorated on a per diem basis for such partial Tax Year Tenant's Tax Charge for each Tax Year shall be paid as follows:

          (a) After receipt of a bill for Taxes, Landlord shall furnish Tenant a statement detailing the amount of the bill and the Base Year Taxes. Within fifteen (15) days following the receipt of such statement, Tenant shall pay to Landlord the amount, if any, by which the Tenant's Tax Charge for such Tax Year exceeds the total amount, if any, of payments made pursuant to subsections (b) and (c) below on account of the Tenant's Tax Charge. Tenant's obligations hereunder shall survive the expiration of the Term or termination of the Lease.

          (b) Notwithstanding the foregoing subsection (a), if at any time after execution of this Lease, Landlord receives a bill for Taxes in excess of the Base Year Taxes or a notice of any governmental action which could effect an increase in Taxes over the Base Year Taxes including, but not limited to, notice of any increase in assessment or of a forthcoming increase in the real estate tax rate, or that the Building is not entitled to the benefit of any tax abatement program pursuant to which Landlord has previously determined Tenant's Tax Charge or that the validity of any tax abatement program applicable to the Building has been challenged by appropriate legal proceedings, Landlord may notify Tenant that Landlord elects to receive payment in installments in advance as an estimate on account of Tenant's Tax Charge or to increase installments presently being paid by Tenant if Tenant is required to make monthly payments pursuant to subsection (c) below. Landlord's notice shall be in writing and shall specify the amount due, or estimated to become due, and the amount of each installment or increased installment to be paid by Tenant. Payments in the amount of the installment (or increase in installment) set forth in Landlord's notice shall be due monthly as additional rent concurrently with. payments of minimum rent beginning with such first payment due after the date of Landlord's notice, and shall continue on the

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first day of each month until and including the month in which Tenant makes payment in full of Tenant's Tax Charge.

          (c) After payment of the full amount of Tenant's Tax Charge (less any payments made pursuant to subsection (b) above or this subsection (c) on account of the Tax Charge) for any Tax Year, Tenant shall continue to pay one-twelfth (1/12) of the Tenant's Tax Charge monthly, together with payments of Minimum Rent as an estimate and on account of the Tenant's Tax Charge for the following Tax Year, which payments shall continue until receipt by Tenant of a statement which revises the amount of Tenant's Tax Charge or receipt of a notice from Landlord pursuant to subsection (b) above increasing the amount of monthly estimated payments.

     (3) Within ninety (90) days after the close of each calendar year or as soon after such ninety (90) day period as practicable, Landlord shall deliver to Tenant a statement of the adjustments to be made pursuant to subsection 6.A. If on the basis of such statement Tenant owes sums less than the payments for such calendar year previously made by Tenant on account of Tenant's Tax Charge or Tenant's OMC, Landlord shall credit such excess to Tenant. If on the basis of such statement Tenant owes sums more than the. estimated payments for such calendar year previously made by Tenant, on account of Tenant's Tax Charge or Tenant's OMC, Tenant shall pay the deficiency to Landlord within fifteen (15) days after delivery of the statement. Tenant's obligations hereunder shall survive the expiration of the Term or the termination of the Lease.

     (4) In determining Tenant's OMC payable pursuant to subsection 6.A. for any calendar year during the Term:

          (a) if less than ninety-five percent (95%) of the Building rentable area shall have been occupied by tenants and fully used by them, at any time during the year, the OMC Sum shall be deemed to be an amount equal to the OMC Sum which would normally be expected to be incurred had such occupancy been ninety-five percent (95%) and had such full utilization been made during the entire period; and,

          (b) if Landlord is not furnishing any particular work or service (and such work or service is by agreement to be furnished by a tenant and the cost of which if furnished by Landlord would constitute an item within the OMC Sum) then the OMC Sum shall be deemed to be increased by the sum for the items which would reasonably have been incurred during such period by Landlord if Landlord had at its own expense furnished such work or service to such tenant.

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     (5) Notwithstanding anything contained in this Lease to the contrary, in calculating the OMC Sum and/or Taxes, Landlord, in its sole discretion, may make allocations of certain items between the office building portion of the Building of Which the Premises is a part and, if applicable, the retail portion, which calculations need not be based on relative size or use:

     C. USE AND 0CCUPANCY TAX: SPECIAL SERVICES DISTRICT ASSESSMENT. Tenant shall pay to Landlord, on demand, any use and occupancy tax (or its equivalent) and/or special services district assessment, or any similar taxes or assessments, imposed on the Premises. Landlord shall have the same rights and remedies for the non-payment of such items that it has upon Tenant's failure to pay hereunder. Landlord. agrees to pay the sums collected by it to the appropriate governmental authorities in a timely manner, and will pay any penalties or interest occasioned by Landlord's delay in remitting such sums. .

     7. IMPROVEMENT OF THE PREMISES

     A. LANDLORD'S CONSTRUCTION OBLIGATIONS Landlord hereby agrees to perform certain construction work in order to prepare the Premises for the initial occupancy by Tenant (Landlord's Work"). The nature and extent of such Landlord's Work shall be set forth at the direction of Tenant. (collectively, the "Final Plans") cc be approved by Landlord anal attached to the Lease as Exhibit "B", subsequent to the date hereof

     B. COSTS OF PLANS/LANDLORD'S WORK. Landlord agrees to pay the costs of completing the Landlord's Work in accordance with the Final Plans and the cost of the preparation, modification and revision of all plans and specifications for the Premises including the Nickel Plan, Final Plans, electrical, mechanical, lighting and space design plans; provided that in no event shall the Landlord expend more than $8.00 PRSF. If Landlord reasonably estimates that the costs of completing the Landlord's Work, and the plans and specifications listed above, exceed $200,000.00, (Landlord will provide tenant with an additional improvement allowance as follows: $2.00 PRSF after year one (1), $2.00 PRSF after year three
(3) and $2.00 PRSF after year six (6)) Tenant shall pay Landlord any such Required Excess Funds within five (5) business days after receipt of a demand therefor or a bills) or statement(s) from Landlord. Landlord shall have the right not to start performance of Landlord's Work until such Funds have been received by Landlord. Failure of Landlord to exercise such right shall not be deemed a waiver thereof and if Landlord elects to start Landlord's Work prior to receipt of the Required Excess Funds, Landlord may cease such work at any time.

     (2) Contractors/Subcontractors.

     (a) Tenant shall, at its expense (but subject to the Improvement Allowance) contract directly with a general contractor to perform the Tenant's Work, subject to the restrictions set forth in Subsection (2) below.

     (b) With respect to Tenant's contractors, it is agreed that:

          (i) All work shall be performed by responsible contractors and subcontractors approved in advance by Landlord, who shall not, in Landlord's reasonable opinion, prejudice Landlord's relationship with Landlord's contractors or subcontractors or the relationship between such contractors and their subcontractors or employees, or disturb harmonious labor relations. Each of Tenant's contractors shall furnish in advance and maintain in effect worker's compensation insurance in accordance with statutory requirements and comprehensive public liability insurance and motor vehicle liability insurance (naming Landlord, Manager and Landlord's contractors and subcontractors as insureds) with limits satisfactory to Landlord, and each shall, prior to the commencement of any work, file waivers of mechanic's liens for the work to be performed or items to be supplied by any of Tenant's contractors, subcontractors or materialmen.

          (ii) All work shall be performed in such manner and at such time so as to avoid interference with any work being done by Landlord or its contractors or subcontractors in the Premises or at tile Property generally.

          (iii) Tenant and its contractors and subcontractors shall be solely responsible for the transportation, safekeeping and storage of materials and equipment USED in the performance of its work, for the removal of waste and debris resulting therefrom and for any damage caused by them to any installations or work performed by Landlord or its contractors and subcontractors and/or the Premises or Building.

          (iv) Tenant's contractors and subcontractors shall be subject to the schedules and general administrative supervision of Landlord and/or its contractors of Landlord and its contractors, but Landlord shall not be responsible for any aspect of the work performed by Tenant's contractors or subcontractors or for the coordination of work of Landlord or its contractors with Tenant's contractors.

          (v) It is agreed that Landlord shall have no relationship (contractual or otherwise), directly or indirectly with any of Tenant's contractors or subcontractors.

     C. ADDITIONAL CONSTRUCTION PROVISIONS.

     (1) All Tenant's Work shall be performed in a good and workmanlike manner and in accordance with all laws, statutes and ordinances. Tenant shall be solely responsible for the obtaining and continued applicability of required permits and licenses.

     (2) All Tenant's Work shall be subject to the following additional conditions and requirements:

          (a) In performing the Tenant's Work, Tenant is not and shall not act as the agent of Landlord, but Tenant is causing such work to be done for Tenant's own use in the Premises. All Tenant's Work, and any other alterations and improvements to the Premises made by Tenant shall be and become a part of the Building and shall not be removed by Tenant at its expiration of the Term, or any renewal or extension, if this lease or at any other time, unless Landlord so desires.

          (b) All electrical work, which is to be performed, is to be inspected and approved by the Middle Department Association of Fire Underwriters, and a certificate evidencing such approval is to be sent by them to Landlord's office. If for any reason said electrical work creates an increased electrical load of any type, or any part of the Building's electrical distribution system, it shall be Tenant's responsibility, at Tenant's sole cost and expense, to correct such overload.

          (c) The Tenant's Work is to be organized by Tenant's contractors and shall conform with all of the rules and regulations of the Building in its overall operation in respect to the use of elevators, delivery or material and other matters, and in this regard, arrangements are to be made with the Building superintendent.

          (d) Tenant shall, prior to any work by it, obtain waivers of the right to file liens from all contractors, subcontractors, materialmen and others, which waivers shall be properly recorded in order to make the same fully effective as against all such persons and Tenant shall, upon request of Landlord, promptly furnish Landlord with satisfactory evidence of the waiver of mechanics' liens and claims. Tenant shall deliver to Landlord one
     (1) original executed counterpart of each waiver of lien prior to the commencement of any work and the delivery of items to be supplied for Tenant's Work. Tenant shall, within ten (10) days of filing, remove, or cause to be removed, any liens which may nevertheless be filed against the Property; and to defend, indemnify anal save harmless Landlord from any loss in connection with the filing of such liens or the claims of materialmen.

          (e) In performing any construction work (including the Tenant's Work), Tenant shall not affect or weaken the structure of the Building nor alter same.

          (f) Plans and specifications approved by Landlord (including the Final Plans) are subject to Building requirements, and shall be in compliance wish the electrical, mechanical and construction needs established by Building standards. All change orders must be approved by Landlord.

          (g) Landlord assumes no responsibility for workmanship, materials or equipment in connection with work performed by or at the direction of Tenant.

          (h) Tenant shall cause all construction warranty's it obtains from its contractor or any subcontractor to be assignable to Landlord, upon demand by Landlord.

     (3) Tenant shall defend, indemnify and save harmless the Landlord of and from any damage, loss, Liability, cost and expense arising from any claim for injury to person and/or damage to property alleged to result from or in the course of the contraction of Tenant's Work and any other alterations and improvements except for such damages, loss, liability, cost and expense arising from the negligence or intentional acts of Landlord, its agents or employees. If for any reason the actions of Tenant's contractors shall in any way hinder the normal operation of said Building, then the Landlord shall have the right to request that said actions case until such time that the Building's normal operation shall not be hindered. Notwithstanding THE foregoing, a such stoppage is not caused by Tenant's negligence or willful misconduct, the commencement date shall be extended for one (1) day for each day Landlord has caused Tenant to cease working, provided that the cessation of the Tenant's Work has caused a material, adverse effect on Tenant's timely completion of the Tenant's Work.

     D. ACCESS BY TENANT. Subject to the restrictions set forth in this Section 7, (including Without limitation those relating to insurance requirements) Landlord shall afford Tenant and its employees, agents and contractors access to the Premises prior to the commencement date, at reasonable times and at Tenant's sole risk and expense, for purposes of performing the Tenant's Work. Tenant acknowledges that during the aforesaid period of access, all of the terms and conditions of this Lease (but for Tenant's obligations to pay rent and additional rent) shall be in full force and effect, as if the commencement date has occurred.

     E. ALTERATIONS. Tenant shall not make any alterations, additions, decorations or other improvements to the Premises or install any fixtures or equipment thereto (collectively

"Alterations"), .without the Landlord's prior written approval. All Alterations to the premises shall be performed at tenant's sole cost and expense by Landlord or, at Landlord's option, by Tenant in accordance with drawings and specifications prepared at Tenant's sole cost and expense, so long as Tenant is not in default hereunder, Tenant shall have the right but, except as stated in the succeeding sentence, not the obligation to remove any of said Alterations which constitute trade fixtures during and at the expiration of the Term and any extension thereof, provided that Tenant repairs. any damage caused by said removal. Landlord, by notice to Tenant in writing at least one (1) month prior to the expiration of the Term and any extension thereof, may request that Tenant. remove any of said Alterations, and, if Landlord makes said request, Tenant shall remove on or before the date on which the Term ends such Alterations as are stated in such request and repair any damage caused by such removal. In the event that Landlord requests such removal and Tenant fails to remove same or to repair any damage caused thereby, Tenant agrees to reimburse and pay Landlord for the reasonable cost of removing same including, without limitation, reasonable charges for overhead and damage. All of the Alterations remaining on the Premises after the date on which the Term ends, or at such sooner termination date, shall become the property of Landlord. In doing any work of installation, removal, alteration or relocation, Tenant shall not harm the Premises or the Building and shall repair all damage or injury that may occur to the Premises or the Building in connection with such work and shall otherwise comply with Exhibit "E" attached hereto. Tenant agrees in doing any such work in or about the Premises to engage only such labor as will not conflict with or cause strikes or other labor disturbances among the Building service employees any contractors employed by Tenant for such work shall comply with: the requirements of Exhibit "E" ("Landlord's Requirements") annexed hereto and hereby made a part hereof and shall further be approved by Landlord in writing before the commencement of such work, but Landlord shall not unreasonably withhold its approval or consent. In all events all such contractors shall be required to employ only union labor in the performance of such work, carry worker's compensation insurance, public liability insurance and property damage insurance in amounts, form and content and with companies satisfactory to Landlord. Prior to the commencement by Tenant of any work as set forth in this subsection 7.D., Tenant must obtain, at its sole cost and expense, all necessary permits, authorizations, licenses and other approvals required by the various governmental authorities. Upon completion of any Such work, Tenant shall reimburse Landlord for the cost of coordination and final inspection of the work:

     F. LIENS. No work performed by Tenant pursuant to this Lease, whether in the nature of erection, construction, alteration or repair, shall be deemed to be for the immediate use and benefit of Landlord so that no mechanic's or other lien shall be allowed against the estate of Landlord by reason of any consent given by Landlord to Tenant to improve the Premises. Tenant shall place such contractual provisions as Landlord may request in all contracts and subcontracts for Tenant's improvements assuring Landlord that no mechanic's liens will be asserted against Landlord's interest in the Premises or the property of which the .Premises are a part. Prior to commencing any new construction, renovations, alterations, or any other work in the Premises, Tenant shall cause his general contractor to execute and file in the Prothonotary's Office for the County in which the Building is located a waiver of the right to file mechanics' liens against the Premises and the Building in a form approved by Landlord. Tenant shall provide Landlord with copies of all filed mechanics' lien waivers before the commencement of any work in the Premises will be authorized by Landlord. Landlord shall have the right to post and keep posted in the Premises notices of non-responsibility, or such other notices as Landlord may deem to be proper for the protection of Landlord's interest in the Premises. Tenant shall pay promptly all persons furnishing labor or materials with respect to any work performed by Tenant or its contractors on or about the Premises. If any petition to establish a mechanic's lien, actual mechanic's lien or any other comparable lien shall at any time be filed against the Premises or the property of which the Premises are a part by reason of work, labor, services, or materials performed or furnished, or alleged to have been performed or furnished, to Tenant or to anyone holding the Premises through or under Tenant, Tenant shall forthwith (and in all events prior to foreclosure and so as not to in any manner affect the financing or sale of Landlord's Buildings or any construction loans or draws therefor) cause the same to be discharged of record or bonded to the satisfaction of Landlord. If Tenant shall fail to cause such lien forthwith to be so discharged or bonded within ten (10) days (or such shorter period as may be required to prevent enforcement or foreclosure of the lien or so as not to affect the sale or financing of Landlord's Buildings or construction draws therefor) after notice of the filing thereof, then, in addition to any other right or remedy of Landlord, Landlord may bond or discharge the same by paying the amount claimed to be due. In the event that any proceeding is commenced against Landlord on any such lien, whether or not same has been bonded by Tenant, Tenant shall, at Landlord's election, either defend Landlord in such action anal pay all costs of such defense or indemnify and hold Landlord harmless for all costs, including attorney's fees, incurred by Landlord in defending any such action. Any amount so paid by Landlord, including reasonable attorneys' fees incurred by Landlord either in defending against such lien or action or in procuring the bonding or discharge of such lien, together with interest thereon at the Default Rate, shall be due, and payable by Tenant to Landlord as Additional Rental.

     8. BUILDING SERVICES. Landlord shall provide, within its standards for each item, the following services and facilities ("Building Services"):

     A. HVAC. Heating, ventilation, and as conditioning ("HVAC"), Monday to Friday from 8:00 A.M. to 6:00 P.M. and Saturdays from 8:00 A.M. to 1:00 P.M. (excluding, however, all federal, state and municipal holidays). Tenant shall pay for all electric bills with respect to the Premises during the Teas and agrees to cooperate folly with Landlord and any governmental agency regulating availability of HVAC systems and shall abide by all tile regulations and which Landlord or such government regulating same may reasonably prescribe for the proper functioning and protection of the HVAC systems. Such regulations and requirements include a prohibition against the use of the Premises or equipment or fixtures which would generate beat from loads in excess of four (4) watts per usable square foot of total connected load without the prior consent of Landlord, which consent may be withheld unless Tenant reimburses Landlord for all costs and expenses relating to tile installation and supply of supplemental HVAC and electrical systems;

     B. ELECTRICITY. INTENTIONALLY OMITTED

     C. ANCILLARY MAINTENANCE:

          (1) Maintenance of service of the public toilet rooms in the Building;

          (2) Maintenance of Building standard door hardware installed in the erases by Landlord;

          (3) Maintenance of door coverings in the common area;

          (4) Cleaning of outside and inside exterior window panes; and

          (5) Cleaning and maintenance of common areas of the Building,

     D. ELEVATOR. Elevator service during the Building's business days and coots, and service via at least one (1) car at all other times.

     E. INTENTIONALLY OMITTED

     F. WATER. If included within the scope of Landlord's Work, hot and cold water for lavatory purposes. If such word is riot included Within Landlord's Work, and if Tenant otherwise requires a domestic water line within the Premises, Tenant shall pay the costs hereof and consumption as shown on a meter to be installed and maintained at Tenant's sole cost and expense to measure such consumption.

     G. METERS. INTENTIONALLY OMITTED

     H. ELEVATORS. Elevator service during the Building's business days and hours, and service via at least one (1) car at all other times.

     I. WATER. If included within. the scope of Landlord's Work, hot and cold water for lavatory purposes. If such work is not included within Landlord's Work, and if Tenant otherwise requires a domestic water line within the Premises, Tenant shall pay the cost thereof and consumption as shown on a meter to be installed and maintained at Tenant's sole cost and expense to measure such consumption.

     9. LIMITATION REGARDING SERVICES. Landlord does not warrant that the Building Services specified in Section 8 hereof shall be free from any slow-down, interruption or stoppage pursuant to voluntary agreement by and between Landlord and governmental bodies and regulatory agencies, or caused by the maintenance, repair, substitution, renewal, replacement or improvements or any of the equipment involved in the furnishing of any such Building Services, or caused by changes of services, alterations, strikes, lockouts, labor controversies, fuel shortages, accidents, acts of God or the elements or any other cause whatsoever. Specifically, no such slow-down shall be construed as an eviction, actual or constructive, of Tenant, nor shall same cause any abatement of rent payable hereunder or in any manner or for any purpose relieve Tenant from any of its obligations hereunder. In no event shall Landlord be liable for damage to persons or property or be in default hereunder as a result of such slow-down, interruption or stoppage.

     10. CARE OF PREMISES.

     A. LANDLORD MAINTENANCE. Landlord shall make, at its sole cost and expense (except to the extent included in the OMC Sum), all repairs necessary to maintain the plumbing, HVAC and electrical systems, windows, floors and all other Building Standard items which constitute a part of the Premises and are installed or furnished by Landlord. Landlord shall not be obligated for any of such repairs until the expiration of a reasonable period of time after written notice from Tenant that such repair is needed. In no event shall Landlord be obligated under this Section to repair Tenant's personal property or any damage caused by any act, omission, accident or negligence of the Tenant or its invitees or subtenants. Landlord shall not be liable by reason of any damage or injury to or interference with Tenant's business arising from any repairs, alterations, additions, improvements or other work, in accordance with this Lease in or to the Premises or the Building or to any appurtenances or equipment there. In making such repair Landlord shall use reasonable efforts not to interfere with the conduct of Tenant's business. There shall be no abatement of Minimum Rent or additional rent because of such repairs or alterations, additions, improvements or other work, except as provided in Section 13 hereof.

                                     - 2O -

     B. TENANT MAINTENANCE. Except for repairs which Landlord is obligated to make under subsection 10.A. and Landlord's obligations under section 8, Tenant shall perform all work, at Tenant's sole cost and expense, necessary to maintain the Premises and shall keep the Premises and the fixtures therein in good, dean, neat and orderly condition. All such work shall be in quality at least equal to the original work and installations. If the Tenant refuses or neglects to do such work, or fails to diligently prosecute the same to completion after written notice to Tenant of the need therefor, Landlord may do such work at the sole cost and expense of Tenant and such cost and expense shall be collectible as additional rent.

     11. NEGATIVE COVENANTS OF TENANT. Tenant agrees that it will not do or suffer to be done any act, matter or thing objectionable to the fire and casualty insurance companies whereby the fire and casualty insurance and other insurance now in force or hereafter to be placed on the Premises or the Building (or any portions thereof) shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the commencement date. In case of a breach of this covenant, in addition to all other remedies of Landlord hereunder, Tenant agrees to pay to Landlord as additional rent any and all increases in premiums on insurance carried by Landlord on the Premises or the Building (or any portions thereof) so caused by Tenant. Tenant shall not commit or allow to be committed any waste upon the Premises or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other occupant of the Building. Tenant shall not without the prior written consent of Landlord install any equipment, machinery or fixtures which Will overload the Building or any portion thereof or which will cause any substantial noise, vibration or fumes. If any of Tenant's office machines and equipment should create noise, vibration, fumes or otherwise disturb the quiet enjoyment of any other occupant in the Building, Tenant shall provide adequate insulation or take such other action as may be necessary to eliminate the disturbance. In addition, Tenant shall not use the plumbing, facilities for any other purpose than that for which they are constructed and will not permit any foreign substance of any kind to be thrown therein and the expense of repairing any breakage, stoppage, seepage or damage, whether occurring on or off the Premises resulting from a violation of this provision by Tenant or Tenant's employees, agents or invitees shall be borne by Tenant; Tenant shall not place or maintain any merchandise, trash, refuse or other articles in any vestibule or entry of the Premises, on the footwalks or corridors adjacent thereto or elsewhere on the exterior of the Premises or use or permit the use of any objectionable advertising medium such as, without limitation, loudspeakers, phonographs, public address systems, sound amplifiers, reception of radio or television broadcasts within the Building, which is in any manner audible or visible outside of the Premises; permit undue accumulations of or burn garbage, trash, rubbish or other refuse within or without the

Premises; cause or permit objectionable odors in Landlord's opinion to emanate or to be dispelled front the Premises; solicit business in any Common Area; distribute handbills or other advertising matter in any Common Area; receive or ship articles of any kind outside the designated loading areas for the Premises; place or suffer to be placed on the exterior of the Premises, or in the interior of the Premises if visible from the exterior of the. Premises, any signage relating to any bankruptcy or liquidation-type sale, notwithstanding any court order permitting such sale and Tenant further agrees that any signage which may be allowed by Court Order shall nevertheless comply with the signage requirements of this Lease anal Schedules and Exhibits thereto, and shall in no event exceed 20" x 24". Furthermore, Tenant shall not use or permit the use of any portion of the Premises for any unlawful purpose or for any activity of a type which is not generally considered appropriate for office/professional buildings conducted in accordance with good and generally accepted standards of operation; place a load upon any floor which exceeds the floor load which the floor was designed to carry; operate its heating or air-conditioning in such a manner as to drain heat or air-conditioning from the Common Area or from the premises of any other tenant or occupant of the Building; nor shall it prepare or store any food or food items on the Premises except as otherwise permitted by Landlord in writing.

     12. SUBLETTING AND ASSIGNING.

     A. GENERAL RESTRICTION. Except as expressly permitted pursuant to this
Section 127 Tenant shall not, without the prior written consent of Landlord, assign or hypothecate this Lease or any interest herein or sublet the Premises or any part thereof. Any of the for going acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. The Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the written consent of Landlord.

     B. CONSENT. If; at any time or from time during the Term and any extensions thereof, Tenant desires to sublet all or any part of the Premises, or assign this Lease, Tenant shall give written notice to Landlord thereof. Landlord's renewal of any such request shall be subject to the following:

          (1) the consent of Landlord, it being understood and agreed by the parties hereto that it will not be unreasonable for Landlord to withhold. consent if the reputation; financial responsibility, or business of a proposed assignee or subtenant is unsatisfactory to Landlord, or if Landlord deems such business to act be consistent with, the other occupants in the Building, or if the intended use by the proposed assignee or subtenant conflicts with any commitment made by Landlord to any others cccupant in the Building;

          (2) Intentionally Omitted

          (3) no sublease or assignment shall be valid and no subtenant or shall take possession of the space subleased or assigned until. an, executed counterpart of agreement of sublease or assignment has been delivered t0. and approved by Landlord;

          (4) no subtenant or assignee shall have a right further to sublet or assign nor exercise any of the Tenant's Lights set forth in Section 12 hereof; and

          (5) Intentionally Omitted

          (6) such assignee shall assume and be deemed to have assumed this Lease and shall be and remain liable jointly and severally. With Tenant for all payments and for the due performance of all terms, covenants conditions and provisions container) in this Lose and no such assignment shall be binding upon Landlord unless the assignee shall deliver to Landlord an agreement acceptable to Landlord containing a covenant of assumption by the assignee

          (7) Tenant's payment to Landlord, on demand, of Landlord's reasonable costs, including attorney's fees, in responding to any requests by Tenant for Landlord to consent to any assignment or subletting.

          (8) if Landlord consents to any assignment or subletting as provided herein, Tenant shall pay to Landlord: (i) Landlord's administrative costs, overhead and counsel fees in connection with such assignment or subletting; and (ii) any additional costs and expenses by Landlord in connection with such assignment or subletting, including but not limited to the cost of any and all plan and design reviews.

     C. FUTURE COMPLIANCE. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the liability Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any wee of Tenant or any successsor of Tenant in the performance of any of the terms Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor Landlord may consent to subsequent assignment or subletting or my execute amendments or modifications to this Lease With assignees of Tenant without notifying Tenant or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease, except as set forth above

     D. OTHER ASSIGNMENTS OR SUBLETTINGS.

          (1) If Tenant is a corporation, any dissolution, liquidation, merger, consolidation or other reorganization of such corporation or any transfer or a controlling percentage of the corporate stock of Tenant (whether in a single transaction or cumulatively) shall constitute an assignment of this Lease for all purposes of this Section 12.

          (2) If Tenant, is, a partnership and if, at any time, during the Term or any extension thereof the person or persons who, at the time of the execution of this Lease, own the partners' interest cease to own the partners' interest (except as a result of transfers by bequest or inheritance), such cessation of partnership shall constitute as assignment of this assignment Lease for all purposes of this Section 12.

13. FIRE OR OTHER CASUALTY.

     A. Landlord's Obligation to Repair and Reconstruct. If the Premises shall be damaged by fire, the elements, accident or other casualty, including damages or casualties of war (any of such causes being referred to herein as a "Casualty", but the Premises shall not thereby rendered wholly or partially untenantable, Landlord shall promptly cause such damage to be repaired and there shall be no abatement of Rental. If, as a result of Casualty, the Premises shall be rendered wholly or partially untenantable, then subject to the provisions of
Section 13.B., Landlord shall cause such damage to be repaired and all Rent (other than any Additional Rent due to Landlord by reason of Tenant's failure to perform any of its obligations hereunder) shall be abated proportionately as to the portion of the Premises rendered untenantable during the period of such untenantablity. All such repairs shall be made at the expense of Landlord. Landlord shall not be liable for interruption to Tenant's business or for damage to or replacement or repair of Tenant's personal property (including, without limitation, inventory, trade fixtures, floor coverings, furniture and other property removable by Tenant under the provisions of this Lease) or to any leasehold improvements installed in the Premises by or on behalf of Tenant, all of which damage, replacement or repair shall be undertaken and completed by Tenant promptly. Tenant acknowledges notice that (1) Landlord shall not obtain insurance of any kind on Tenants furniture, furnishings; equipment or fixtures, alterations, improvements and additions, (2) it is Tenant's obligation to obtain such insurance at Tenant's sole cost and expense and restore or repair all of such items, and (3) Landlord shall not be obligated to repair any damage thereto, replace the same or otherwise do any work thereto except as set forth in this subsection 13.A. with respect to those improvements insured with the Leasehold Improvement Insurance.

     B. Reconstruction. If, in the sole opinion of the Landlord, (1) the Premises are rendered substantially untenantable by reason of such fire other casualty, or (2) twenty percent (20%) or more of the Premises is damaged by said fire or other casualty and less than six (6) months would remain of the Term or any extension thereof upon completion of the required repairs thereto, Landlord shall have the right, to be exercised by notice in writing delivered to Tenant within thirty (30) days from and after such occurrence, to elect not to repair the Premises and, in such event, this Lease, the Term and the tenancy hereby created shall cease as of the date of such occurrence, the rent to be adjusted as of such date, and Tenant shall have forty-five (45) days after the date of Landlord's written notice to Tenant to vacate the Premises.

     C. Substantial Damage. If the Building, in sole opinion of the Landlord, shall be substantially damaged by fire or other casualty (regardless of whether or not the Premises were damaged by such occurrence), Landlord shall have the right, to be exercised by notice in writing delivered to Tenant within sixty
(60) days from and after such occurrence, to terminate this Lease and, in such event, this Lease, the Term and the tenancy hereby created shall cease as of the date of such termination unless terminated as of the date of such occurrence in accordance with subsection 13.B. hereof, the rent to be adjusted as of the dated of such termination, and tenant shall have forty-five (45) days after the date of Landlord's written notice to Tenant to vacate the Premises.

     D. CONTRIBUTION. Anything in this Section 13 to the, contrary notwithstanding, if the damage resulted from or was contributed directly or indirectly by the fault, neglect or other conduct of Tenant or its subtenants or invitees, there shall be no abatement of rent except and to the extent Landlord received proceeds from Landlord's rental income insurance policy, if any, to compensate Landlord for loss of rent.

     14. LIABILITY

     A. DAMAGE IN GENERAL. Excluding willful acts, Landlord, Owner, Mortgagee, Manager and their respective agents, servants, and employees shall not be liable for, and Tenant hereby releases and relieves Landlord, Manager and their respective agents, servants, and employees from, all liability in connection with any and all loss of life, personal and bodily injury, damage to or loss of property, consequential damages, loss or interruption of business occurring to Tenant, subtenants, invitees or any other person in or about or, arising out of the Premises from, without limitation, (1) any fire, other casualty, accident, occurrence or condition in or upon the Premises or the Building, (2) any defect in or failure of: (a) plumbing, sprinkler, electrical; HVAC systems, or any other equipment or systems of the Premises or the Building, and. (b) the vertical transportation, stairways, railings or walkways of the Building; (3) any steam; fuel; oil, water, rain or snow that may leak into, issue or flow from any put of the Premises or the Building from the drains, pipes or plumbing, sewer or other installation of same, or from any other place or quarter; (4) the breaking or disrepair of any installations, equipment and other systems; (5) the falling of any fixture or well or ceiling materials; (6) broken glass; (7) latent or parent defects; (8) the exercise of any rights by Landlord or Manager under the terms and conditions of this Lease; (9) any acts or omissions of the other tenants or occupants of the. Building or of nearby buildings; (10) any acts or omissions of other persons; (11) theft Act of God, public enemy, injunction, riot, strike, insurrection, war, court order, or any order of any governmental authorities having jurisdiction over the Premises.

     B. INDEMNITY. Tenant shall defend, indemnify and hold harmless Landlord, Owner, Mortgagee, Manager and their respective agents, and employees from and against all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys' fees, which may be imposed upon. or incurred by or asserted by reason of any of the following which shall occur during the Term, or during any period of time prior to the commencement date When Tenant may have been Given access to or possession of all or any portion of the Premises:

          (1) any work or act done in, on or about tire Premises or any part thereof, unless such work or act is done or performed by Landlord or its agents or employers;

          (2) any negligence or other wrongful act or omission on the part of Tenant or any of its agents; contractors, subcontractors, servants, employees, subtenants, licensees or invitees;

          (3) Tenant's use and occupancy of the premises and/or any accident, injury or damage to any person or property occurring in, on or about the Premises or any part thereof unless caused by Landlord, its employees or agent; and

          (4) any failure on the put of Tenant to perform or comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this Lease on its part to be performed or complied with.

     The aforesaid indemnity obligations of Tenant shall survive the expiration of the Term or the termination of the Lease.

15. INSURANCE.

     A. INSURANCE REQUIREMENTS. During the Term and any extension thereof, Tenant shall obtain and maintain and promptly pay all premiums for the following types of insurance in the amounts specified and in the form heretofore provided for:

          (1) PUBLIC LIABILITY AND PROPERTY DAMAGE. General Public Liability Insurance covering the Premises and Tenant's use thereof against claims for bodily or personal injury or death, and property damage occurring upon, in or about the Premises, such insurance to afford protection to the limit of not less than $3,000,000.00 combined single limit in respect of injury or death to any number of persons arising out of any one occurrence. The insurance coverage required under this Section shall, in addition, extend to any liability of Tenant arising out of the indemnities provided for in
     Section 14. The general aggregate limits under the General Public Liability Insurance policy or policies must apply separately to the Premises and to Tenant's use thereof. Accordingly, if Tenant obtains General Public Liability Insurance hereunder in the Commercial General Liability form of policies, or its equivalent as determined by Landlord, Tenant shall also obtain Insurance Services Office ("ISO") Endorsement CG25-04-11-85, Amendment Aggregate Limit of Insurance (Per Location) or its equivalent as determined by Landlord (the "Endorsement"). The policy of insurance. evidencing the Commercial General Liability form of policies and the Endorsement shall specify therein that the limits of such policies apply separately to the Premises.

          (2) TENANT LEASEHOLD IMPROVEMENTS AND PROPERTY. Insurance covering:
     (a) all of the items of leasehold improvements purchased with the Required Excess Funds (such insurance is hereinafter referred to as the "Leasehold Improvement Insurance"); (b) all other Tenant's leasehold improvements performed by, or at the direction of Tenant including heating; ventilating and air conditioning equipment and other alterations and additions made by Tenant pursuant to this Lease; and (c) trade fixtures, merchandise and personal property from time, to time in, on or upon the Premises. All such insurance coverage such be in amounts not less than one hundred percent (100%) of the full replacement cost from time to time during: the Term, providing protection against perils included within the standard state form of fire and extended coverage insurance policy, together with insurance against sprinkler damage, vandalism and malicious mischief. The policy required by subsection (a) above shall name Landlord as loss. Payee. All other policy proceeds from insurance coverage carried by Tenant pursuant to
     (b) and (c) above shall be held in trust by Tenant's insurance company for the repair, reconstruction and restoration or replacement of the property damaged or destroyed unless this Lease shall cease and terminate under the provisions of Article 13.

          (3) WORKERS' COMPENSATION AND EMPLOYER'S LIABILITY. Workers' Compensation and Employer's Liability insurance affording statutory coverage and containing statutory limits with the Employer's Liability portion thereof to have minimum limits of $1,000,000.00.

     B. ADDITIONAL REQUIREMENTS. All policies of insurance provided for in this
Section 15 shall be issued in form acceptable to Landlord by insurance companies with a financial size of not less than A VIII as rated in the most current available "Best's Insurance Reports," and qualified to do business in the state in which Landlord's Building is located. Each and every such policy:

          (1) Except for Worker's Compensation and Employer's Liability insurance, shall be issued in the name of Tenant with Landlord, Manager and Landlord's mortgagee, if requested, as additional insureds and any other parties in interest from time to time designated in writing by notice from Landlord to Tenant;

          (2) shall be for the mutual and joint benefit and protection of Landlord and Tenant and any such other parties in interest;

          (3) shall (or a copy thereof) be delivered to each of Landlord and any such other parties in interest within ten (10) days after delivery of possession of the Premises to Tenant and thereafter within thirty (30) days prior to the expiration of each such policy, and, as often as any such policy shall expire or, terminate. Renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent;

          (4) shall contain a provision that the insurer will give to Landlord and such other parties in interest at least thirty (30) days notice in writing in advance of any material change, cancellation, termination or lapse, or the effective date of any reduction in the amounts of insurance; and

          (5) shall be written as a primary policy which does not contribute to and is not in excess of coverage which Landlord may carry.

     C. BLANKET INSURANCE. Any insurance. provided for in this Section may be maintained by means of a policy or policies of blanket insurance, covering additional items or locations or insureds, provided, however, that:

          (1) Landlord and any other parties in interest from time to time designated by Landlord to Tenant shall be named as an additional insured thereunder as its interest may appear

          (2) the coverage afforded Landlord and any such other parties in interest will not be reduced or diminished by reason of the use of such blanket policy of insurance;

          (3) any such policy or policies except any covering the risks referred to in subsection 15.A.(1) shall specify therein (or Tenant shall furnish Landlord with a written statement from the insurers under such policy specifying) the amount of the total insurance allocated to the Tenant's improvements and property more specifically detailed in subsection 15.A.(2) and shall specifically name the Building of which the Premises is a part; and

          (4) the requirements set forth in this Section are otherwise satisfied

     D. INSPECTION OF POLICIES. Tenant agrees to permit Landlord at all reasonable times to inspect the policies of insurance of Tenant with respect to the Premises for which policies or copies thereof are not delivered to Landlord.

     E. WAIVER. Tenant and Landlord, respectively, hereby release each other from any and all liability or responsibility to the other for all claims or anyone claiming by, through or under it or them by way of subrogation or otherwise for any loss or damage to property covered by insurance, whether or not such insurance is maintained by the other party or a party self-insures perils covered thereby. Each party shall request that its insurance carrier affirmatively endorse its policies of insurance so that such waiver of subrogation is added to such policies.

     F. INCREASE OF INSURANCE. Notwithstanding the requirements as set forth above, Tenant's insurance obligations hereunder shall be subject to additional and/or different types of insurance, including a change in the character and/or amount of insurance required hereunder, at any time, and from time to time, during the Term. if Landlord, in the exercise of its reasonable judgment, shall deem same necessary. Within twenty (20) days after demand therefor by Landlord, Tenant shall furnish Landlord With evidence that it has complied with such demand.

     G. SELF INSURANCE. Notwithstanding anything to the contrary contained herein, Tenant may, subject to the conditions of this Section, self-insure with respect to Tenant's leasehold improvements, trade fixtures, equipment, merchandise, furnishings, and personal property. It is understood and agreed that Tenant's right of election to self-insure shall be exercisable only during such time as Tenant's net worth equals or exceeds Twenty Million Dollars ($20,000,000.00). Tenant shall certify said net worth annually and at such other times as Landlord may reasonably require. Landlord will be so assured by Tenant's self-insurance so long as tenant's net worth does not fall below the amount set forth above. Tenant may not self-insure with respect to liability insurance.

16. EVENT DOMAIN.

     A. TOTAL OR PARTIAL TAKING. If the whole of the Premises shall be condemned or taken either permanently or temporarily for any public or quasi-public use or purpose, under any statute or by right of eminent domain, or by private purchase in lieu thereof, then, in such event, the Term shall cease and terminate from the date when possession is taken thereunder pursuant to such proceeding or purchase. The rent shall be adjusted as of the time of such termination and any rent paid for the period thereafter shall be refunded If a portion only of the Premises or a portion of the Building containing same shall so be taken (even though the Premises may not have been affected by the taking of some other portion of the Building containing same), Landlord may elect to terminate, this Lease from the date when possession is taken thereunder pursuant to such proceeding or purchase or Landlord may elect to repair and restore Landlord's Work, at its own expense, in the portion not taken and thereafter the rent shall be reduced proportionate to the portion of the Premises taken.

     B. AWARD. In the event of any total or partial taking of the Premises or the Building, Landlord shall be entitled to receive the entire award in any such proceeding and Tenant hereby assigns any and all right, title and interest or Tenant now or hereafter arising in or to any such award or any part thereof and hereby waives all rights against Landlord and the condemning authority, except that Tenant, shall have the right to claim and prove in a completely separate proceeding and to receive any award which may be made to Tenant, if any, specifically for damages for loss of good will, movable trade fixtures, equipment and moving expenses, provided that such award in no way diminishes or adversely affects Landlord's award.

     C. UNSAFE CONDITIONS. If the Premises or the Building are declared unsafe by any duly constituted authority having the power to make such determination, or are the subject of a violation notice or notices requiring work, Landlord, at its option, may do the required :work or may terminate this Lease and in the latter event; Tenant shall immediately surrender the Premises to Landlord. whereupon this Lease shall. terminate and the rent shall be apportioned as of the date of such termination.

17. DEFAULT AND REMEDIES

     A. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute a material breach of the Lease by Tenant and an Event of Default:

          (1) failure of Tenant to take possession of the Premises within fifteen (15) days after written notice to Tenant that the same are substantially completed;

          (2) the vacation, desertion or other abandonment of the Premises by Tenant; or Tenant's removal or manifestation of an intention to remove its property from the Premises;

          (3) a failure by Tenant to pay, when due, any installment of rent hereunder or any such other sum herein required to be paid by Tenant (including without limitation the Required Excess Funds) where such failure continues for seven (7) days after written notice thereof to Tenant.

          (4) a failure by tenant to observe and perform any other provision or covenant of this Lease to be observed or performed by Tenant, where such failure continues for twenty (20) days after written notice thereof to Tenant provided, however, that if the nature of the default is such that the same cannot reasonably be cured within such twenty (20) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion; and,

          (5) the filing of a petition by or against Tenant for adjudication as a bankrupt or insolvent or for its reorganization or for the appointment pursuant to any local, state or federal bankruptcy or. insolvency law of a receiver or trustee of Tenant's property; or, an assignment by Tenant for the benefit of creditors; or, the taking possession of the property of Tenant by any local, state or federal governmental officer or agency or court-appointed official for the dissolution or liquidation of Tenant or for the operating, either temporary or permanent, of Tenant's business, provided, however, that if any such action is, commenced against Tenant the same shall not constitute a default if Tenant causes the same to be dismissed or discharged within sixty (60) days after the filing of same.

          (6) the failure to comply with the provisions of Section 23 of this Lease.

          (7) the failure to comply with the provisions of Section 12 of this Lease.

          (8) any other act defined in this Lease as an Event of Default.

B. REMEDIES OF LANDLORD.

     (1) Upon the occurrence of any Event of Default set forth in. subsection 17.A. or elsewhere in the Lease Landlord, at its option, may take all or any of the following actions:

          (a) Landlord may cure for the account of Tenant any such default of Tenant and immediately recover as additional rent any reasonable expenditures made and the amount of any obligations incurred in connection therewith, plus per annum interest equal to four (4) point(s) above the prime rate of PNC Bank, Philadelphia, Pennsylvania (as the same may exist from time to time) ("Prime Rate") from the date of any such expenditure; or

          (b) Landlord shall be entitled to terminate this Lease and recover as a calculation of its lost profits, all Minimum Rent, additional rent and other rent which has accrued prior to the date of said default and which is due for the balance of the Term and declare the same to be immediately due and payable. It is agreed that in determining the amount of any future payments due Landlord of Tenant's OMC and Tenant's Tax Charge, Landlord may make such determination based upon the sum thereof for the fill year immediately prior to the event of default. The sum set forth above as aforesaid shall be discounted to present value at the then Prime Rate (the "Lost Profit Sum"). Contemporaneously with the demand for such Lost Profit Sum, this Lease shall be deemed terminated and Tenant shall immediately quit and surrender to Landlord the Premises in accordance with (d) below. Tenant's liability for the payment of the Lost Profit Sum shall survive the termination of the Lease; or

          (c) Accelerate the whole or any part of the rent for the entire unexpired balance of the Term, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant, and any rent or other charges, payments, costs and expenses if so accelerated shall, in addition to any and all installments of rent already due and payable and in arrears, and any other charge or payment herein reserved, included or agreed to be treated or collected as rent and any other charge; expense or cost herein agreed to be paid by Tenant which may be due and payable and in arrears, be deemed due and payable as if, by the terms and provisions of this Lease, such accelerated rent and other charges, payments, costs and expenses were on that date payable in advance. Such sum is hereinafter referred to as the "Accelerated Rent". For such purposes, to determine all items of the additional rent component of the Accelerated Rent, Landlord may make a determination based upon such sums for the full year immediately prior to the event of default, or otherwise in Landlord's reasonable judgement.

          (d) Landlord, at its option, may serve notice upon Tenant that this Lease and the then unexpired Term hereof shall cease and expire and become absolutely void on the date specified in such notice, to be no less than five (5) days after the date of such notice, without any right on the part of the Tenant thereafter to save the forfeiture by payment of any sum due or by the performance of any term, provision, covenant, agreement or condition broken; and, thereupon and at the expiration of the time limit in such notice, this Lease and the Term hereof granted; as well as the right, title and interest of the Tenant hereunder, shall wholly cease and expire and become void in the same manner and with the. same force and effect (except as to Tenant's liability) as if the date fixed in such notice were the date herein stated for expiration of the Term. Thereupon, Tenant shall immediately quit and surrender to Landlord the Premises by summary proceedings, detainer, ejectment or otherwise and remove itself and all other occupants thereof and, at Landlord's option, any property thereon without being liable to indictment, prosecution or damages therefor. No such expiration or termination of this Lease shall relieve Tenant of this liability and obligations under this Lease, whether or not the Premises shall be relet, all of which shall survive such expiration or termination; or

          (e) Landlord may, at any time after the occurrence of any event of default, whether or not the Lease has been terminated as aforesaid, re-enter and repossess the Premises and any part thereof with or without process of law, provided no undue force shall be used, and shall have the option, but not the obligation either in its own name, as agent for Tenant if this Lease has not been terminated or for its own behalf if this Lease has been terminated, to relet all or any part of the Premises; provided that Landlord shall not be required to accept any tenant proposed by Tenant or observe any instruction given by Tenant about such reletting. The failure of Landlord to relet the Premises or any part or parts thereof shall not release or affect Tenant's liability hereunder, nor shall Landlord be liable for failure to relet, or in the event of reletting, for failure to collect the rent thereof, and in no event shall Tenant be entitled to receive any excess of net rents collected over sums payable by Tenant to Landlord hereunder. No such re-entry or taking possession of the Premises shall be construed as an election on the Landlord's part to terminate this Lease unless a written notice of such election by Landlord is given to Tenant. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for any previous breach and default. For the purpose of such reletting,

     Landlord may decorate or make repairs, changes, alterations or additions in or to the Premises to the extent deemed by Landlord desirable or convenient, and the cost of such decoration, repairs, changes, alterations or additions shall be charged to and payable by tenant as additional rent hereunder, as well as any reasonable brokerage and legal fees expended by Landlord; and any sums collected by Landlord from any new tenant obtained on account of the Tenant shall be credited against the balance of the rent due hereunder as aforesaid. Tenant shall pay to Landlord monthly; on the days when the rent would have been payable under this Lease, the amount due hereunder less the amount obtained by Landlord from such new tenant, if any.

     (2) All inventory, equipment, machinery, trade fixtures, contents of registers and other personal property of any kind or nature whatsoever at. any time or from time to time within the Premises; whether owned by Tenant or others (collectively the "Subject Property") is and shall be throughout the Term as well as thereafter subject to the lien of Landlord and distraint for any and all Rent not paid when due, and Tenant hereby grants to Landlord such lien on the Subject Property and the right and remedy of distraint thereof together with the right and remedy of "Self-Help" (hereinafter defined). Such lien of Landlord shall be conclusively presumed to have been perfected and distraint of the Subject Property to have occurred by and on the date of a written notice given to Tenant pursuant to any provision of Section 17 hereof or a written notice given to Tenant of the occurrence of an Event of Default (whichever written notice is first given). The term "Self Help" means and shall be any action or other conduct by Landlord, any agent of or anyone else acting for Landlord by which Tenant is deprived of possession or control over the Subject Property and includes, without limitation, the changing of locks of the Premises, denying Tenant entry to the Premises, terminating or otherwise ceasing utility services to the Premises (Including, without limitation, electricity, gas and/or water), entering the Premises, removing any, some or all of the Subject Property therefrom and/or storing the same, all at Tenant's sole cost and expense, proceeding with or without writ or process, assistance or involvement of constables or other officers and selling at private or other sale, by auction or otherwise, the Subject Property. Tenant hereby irrevocably authorizes and empowers Landlord and any agent of and/or anyone else acting for Landlord to exercise the right and remedy of Self-Help, Tenant agreeing that the exercise thereof is absolutely privileged and shall not constitute a breach or default of this Lease by Landlord or grounds for damages or other relief in favor of Tenant or any one directly or indirectly claiming by, through or under Tenant and Tenant shall defend, protect, indemnify and hold harmless Landlord, all agents of and anyone else acting for Landlord, therefrom.

     (3) Landlord shall have the right of injunction (including, without limitation, specific performance) in the event of an Event of Default or threat thereof, or other default or breach or threat thereof by Tenant of any of the agreements, conditions, covenants or terms hereof to restrain the same and the right to invoke any remedy allowed by law or in equity, whether or not other remedies, indemnity or reimbursements are herein provided. The rights and remedies given to Landlord in this Lease or at law or in equity are distinct, separate and cumulative remedies, and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any other.

     (4) Tenant expressly waives the benefits of all laws, now or hereafter in force, exempting any of Tenant's property on the Premises or elsewhere from distraint, levy or sale in any legal proceedings taken by Landlord to enforce any rights under this Lease. Tenant further waives the right of inquisition on any real estate that may be levied upon to collect any amount which may become due under the terms and conditions of this Lease, and does hereby voluntarily condemn the same and authorize the Prothonotary to enter a Writ of Execution or other process upon Tenant's voluntary condemnation, and further agrees. that said real estate may be sold on a Writ of Execution or other process. If proceedings shall be commenced by Landlord to recover possession under the Acts of Assembly, either at the end of the Term or any extension thereof or .on sooner termination thereof, or for non-payment of rent or any other reason. Tenant specifically waives the right to the three (3) months notice and/or the fifteen (15) or thirty (30) days notice required by the Landlord and Tenant Act, April 6, 1951, P.L. 69, and agrees that five (5) days notice shall be sufficient in either or any such case. The right to enter judgment against Tenant and to enforce all of the other provisions of this Lease hereinabove provided for may be exercised by any assignee of Landlord's right, title and interest in this Lease, in such assignee's own name, notwithstanding the fact that any or all assignments of said right, title and interest may not be executed and/or witnessed is accordance with the Act of Assembly and any and all laws regulating the manner and/or form in which such assignments shall be executed and witnessed.

     (5) CONFESSION OF JUDGEMENT -- RENT. INTENTIONALLY OMITTED.

     (6) CONFESSION OF JUDGEMENT - POSSESSION. Tenant covenants and agrees that if there is an Event of Default or this Lease is terminated or the Tenn or any extensions or renewals thereof is terminated or the Term or any extensions or renewals thereof is terminated or expires, then, Landlord may, without limitation, cause judgements in ejectment for possession of the Premises to be entered against Tenant and, for those purposes, Tenant hereby grants the following warrant of attorney: (i) Tenant hereby irrevocably authorizes and empowers any prothonotary, clerk of court, attorney of any court of records and/or Landlord (as well as some one acting for Landlord) in any and all actions commenced for recovery of possession of the Premises to appear for Tenant and confess or otherwise enter judgement in ejectment for possession of the Premises against Tenant and all persons claiming directly or indirectly by, through or under Tenant, and thereupon a writ of possession may forewith issue and be served, without any prior notice, writ or proceeding whatsoever; (ii) if, for any reason after the foregoing action or actions shall have been commenced, it shall be determined that possession of the Premises should remain in or be restored by Tenant, Landlord shall have the right to commence one or more further actions as hereinbefore set forth to recover possession of the Premises including, without limitation, appearing for Tenant and confessing or otherwise entering judgement for possession of the Premises as hereinbefore set forth.

     THE UNDERSIGNED TENANT ACKNOWLEDGES THAT IT FULLY UNDERSTANDS THE CONFESSIONS OF JUDGEMENT CONTAINED IN THE PRECEDING PARAGRAPH HEREOF AND

     (7) In any action or proceeding described in Section 17B(6), or in connection therewith, if a copy of this Lease is therein verified by Landlord or someone acting for Landlord to be a true and correct copy of this Lease (and such copy shall be conclusively presumed to be true and correct by virtue of such verification), then it shall not be necessary to file the original of this Lease, any statute, rule of court of law, custom or practice: to the contrary notwithstanding. Tenant hereby releases to Landlord, anyone acting for Landlord and all attorneys who may appear for Tenant all errors in procedure regarding the entry of judgment or judgments by confession or otherwise by virtue of the warrants of attorney contained in this Lease, and all liability therefor. The right to enter judgment or judgments by confession or otherwise by virtue of the warrants of attorney contained in this Lease and to enforce all of the other provisions of this Lease may be exercised by any assignee of Landlord's right, title and interest in this Lease in such assignee's own name, any statute, rule of court of law, custom or practice to the contrary notwithstanding.

     (8) Tenant, for itself and on behalf of any and all persons claiming through or under it (including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law, to redeem the premises or to have a continuance of this Lease for the Term, as it may, have been extended, after having been dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

     (9) Neither this Lease nor any rights or privileges shall be an asset of Tenant in any bankruptcy, insolvency or reorganization proceeding. If Landlord shall not be permitted to terminate this Lease because of the provisions of the United States Bankruptcy Code, Tenant or any trustee for it shall, within fifteen (15) days upon request by Landlord to the Bankruptcy Court, assume or reject this Lease unless all defaults hereunder shall have been cured, Landlord shall have been compensated for any monetary loss resulting from such default and Landlord shall be provided with reasonably adequate assurance of full and timely performance of all provisions, terms and conditions of this Lease on the part of Tenant to be performed.

     (10) The failure or delay on the part of either parry to enforce or exercise at any time any of the provisions, rights or remedies in the Lease shall in no way be construed to be a waiver thereof; nor in any way to affect the validity of this Lease or any act hereof, or the right of the party to thereafter enforce each arid every such provisions, right or remedy. No waiver or any breach or default of this Lease shall be held to be a waiver of any other or subsequent breach or default. The receipt by Landlord of rent at a time when the rent is, in default under this Lease shall not be construed as a waiver of such default. The receipt by Landlord of a lesser amount than the rent due shall not be construed to be other than a payment on account of the rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of the rent due or to pursue my other remedies provided in this Lease. No act or thing. done by Landlord or Landlord's agents or employees during the Term and any extension thereof shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

18.  SUBORDINATION.

     A. GENERALLY. This Lease is, and. shall always be, subject and subordinate at all times to the lien of any mortgagees and/or ground rents and/or other encumbrances now or hereafter placed on the Premises or the Building without the necessity of any further instrument or act on the part of the Tenant to effectuate such subordination, but the Tenant covenants and agrees to execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage or mortgages and/or ground rent and/or other encumbrances as shall be desired by any mortgagee or proposed mortgagee or by any person. Tenant hereby appoints the Landlord attorney-in-fact of Tenant irrevocably to execute and deliver any such instrument for and in the name of Tenant.

     B. RIGHTS OF MoRTGAGEE. In the event of any act or omission of Landlord which would give Tenant the right, immediately or after lapse of a period of time, to cancel or otherwise terminate this Lease, or to claim a partial or total eviction, Tenant shall not exercise such right:

          (1) Until it has given written notice of such act or omission to the holder of each such mortgage or ground Lease whose name and address shall previously have been furnished to Tenant in writing; and

          (2) Until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this Lease or otherwise, after similar notice, to effect such remedy).

     C. TENANT'S ATTORNMENT. In the event, of any foreclosure of, or the exercise of a power of sale under, any mortgage or deed of trust referred to in this Section or in the. event of the termination of any ground lease pursuant to which Landlord is the lessee, Tenant, upon the purchaser or lessor's request, shall attorn to and recognize the purchaser or Landlord's lessor as Landlord under this Lease. Tenant agrees that, upon the request of Landlord or any lessor, mortgagee or trustee, Tenant shall execute and deliver any instruments which may be required for the purposes of carrying out the intention of this
Section 18.

     D. NON-DISTURBANCE. Landlord agrees promptly to cause any existing or subsequent mortgagee to execute a non-disturbance agreement in a form acceptable to Tenant.

19.    INTENTIONALLY OMITTED.

     20. DELAY IN POSSESSION. In the event that the Premises are not ready for Tenant's occupancy at the time herein fixed for the beginning of the Term because of any alterations or construction now or hereafter being performed either to the Premises or to the Building of which the Premises form a part (unless such alterations are being done by Tenant or Tenant's contractor, or unless the delay in completing such alterations was caused by Tenant in which case there shall be no suspension or proration of rent or other sums), or because of the non-completion of the Building of which the Premises form a part, or because Landlord being itself a tenant of the same Premises has not received possession thereof from its landlord for any reason whatsoever, or because of the failure or refusal of the occupant of the Premises who is or may be in possession immediately before the beginning of the Term hereof vacate and surrender up the same, or because of any of any restrictions, limitations or delays caused by government regulations or governmental agencies, this Lease and the Term hereof shall not be affected thereby, nor shall Tenant be entitled to make any claim for or receive any damages whatsoever from Landlord, and the Term hereof shall nevertheless end on the date herein originally fixed, but no rent herein provided to be paid by Tenant shall become due until the Premises are substantially completed, and until that time the rent shall be suspended and pro-rated. Notwithstanding anything to the contrary contained in the Lease, if Landlord is not able to deliver possession of the Premises to Tenant (for any reason other than a reason caused by Tenant) by September 30, 1999, this Lease shall be deemed null and void and of no further effect, Landlord shall return to Tenant the Security Deposit and Landlord and Tenant shall each there upon release one another from any and all obligations under this Lease.

          A. BUILDING NAME. To name the Building and to change the name or street addresses of the Building.

          B. EXTERIOR SIGNS. To install and maintain a sign or signs on the exterior of the Building.

          C. REDECORATION. DURING THE LAST SIX (6) MONTHS OF the Term, if during or prior to that time Tenant has vacated or otherwise abandons the Premises, to decorate, remodel, repair; alter or otherwise prepare the Premises for reoccupancy, without affecting Tenant's obligation to pay rent for the Premises, provided that Landlord does not interfere with Tenant's use or occupancy of the Building.

          D. PASS KEYS. To constantly have pass keys to the Premises.

          E. ADJOINING AREAS. To have the use of and reasonable access through the Premises for the purposes of operation, maintenance, decoration and repair of all walls, windows and doors bounding the Premises (including exterior walls of the Building, core corridor walls and doors and any core corridor entrance) except the inside surfaces thereof. Any terraces or roofs adjacent to the Premises used for shafts, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other facilities are reserved to Landlord.

          F. ACCESS TO PREMISES. Landlord, Manager and their respective employees and agents shall have the right to enter the Premises at all reasonable times during normal business hours and at anytime in case of an emergency for the purpose of examining or inspecting the same, showing the same to prospective purchasers, mortgagees or tenants of the Building and making such alterations, repairs, improvements or additions or doing other work to the Premises or to the Building as Landlord may deem necessary or desirable if representatives of Tenant shall not be present to open and permit entry into the Premises at any time when such entry is necessary or permitted hereunder, Landlord and Manager may enter by means of a master key or card (or forcibly in the event of an emergency) without liability to Tenant and without such entry constituting an eviction of Tenant or termination of this Lease.

     22. SPRINKLER SYSTEM LIFE SAFETY SYSTEM. If there now is or shall be installed in the Building a "sprinkler system" or "life safety system" and if such systems or any of them appliances shall be damaged or injured or not in proper working order by Tenant or its agents, servants, employees, invitees, licenses or visitors, Tenant shall forthwith notify Landlord of such damage or injury, following which Landlord shall cause the damage or injury to be repaired, at the sole cost and expense of Tenant. Any revisions to said system, including but not limited to, revisions made at the request or recommendation of the Board of Fire Underwriters or Fire Insurance Exchange or any governmental bureau, department or official and/or any changes, modification, alterations or addition of sprinkler heads or other equipment required as a result of Tenant's business, or the location of partitions, trade fixtures, or other contents in the Premises, or for any other reason attributable to Tenant, or if any such changes, modification, alterations, or addition of sprinkler heads or other equipment required as a result of Tenant's business, or the location of partitions, trade fixtures, or other contents. in the Premises, or for any other reason attributable to Tenant orgy any such changes modification, alterations, additional sprinkler heads or other equipment, becomes necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system or life safety system under the fire insurance rate as fixed by said exchange, or by any fire insurance company, shall, at Tenant's sole cost and expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment.

     23. TENANT'S ENVIRONMENTAL REPRESENTATIONS. WARRANTIES AND COVENANTS.

     A. REPRESENTATIONS. WARRANTIES AND COVENANTS. Tenant represents, warrants and covenants that (1) the Premises will not be used for any dangerous, noxious or offensive trade or business and that it will not cause or maintain a nuisance there, (2) it will not bring, generate, treat, store, use of dispose of Hazardous Substances at the Premises, (3) it shall at all times comply with all Environmental Laws (as hereinafter defined) and shall cause the Premises to comply with all Environmental Laws, and (4) Tenant will keep the Premises free of any lien imposed pursuant to any Environmental Laws.

     B. DEFINITION OF PREMISES. Premises for purposes of this Article shall mean the Building and the Property including parking areas.

     C. REPORTING REQUIREMENTS. Tenant warrants that it will promptly deliver to Landlord, (1) copies of any documents received from the United States Environmental Protection Agency and/or any state, county or municipal environmental or health agency concerning Tenant's operations upon tine Premises; (2) copies of any documents submitted by Tenant to the United States Environmental Protection Agency and/or any state, county or municipal environmental or health agency concerning its operations on the Premises, including but not limited to copies of permits, licenses, annual filings, registration forms and, (3) upon the request of Landlord, Tenant shall provide Landlord with evidence of compliance of Environmental Laws.

     D. TERMINATION. CANCELLATION. SURRENDER. At the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord free of any and all Hazardous Substances and in compliance with all Environmental Laws and to the complete satisfaction of Landlord. Landlord may require, at Tenant's sole expense at the end of the term, a cleansite certification, environmental audit or site assessment.

     E. LANDLORD'S RIGHT OF ACCESS AND INSPECTION.

          (1) Landlord shall have the right, but nor the obligation, at all times during the tern of this Lease to (a) inspect the Premises, (b) conduct tests and investigations and take samples to determine whether Tenant is in compliance with, the provisions of this Article, and (c) request lists of all, Hazardous Substances used, stored or located on the Premises; the cost of all such inspections, tests and investigations to be borne by Tenant.

          (2) Tenant will cooperate with Landlord and allow Landlord and Landlord's representatives access to any and all parts of the Premises and to the records of Tenant with the respect to the Premises for environmental inspection purposes at any time. In connection therewith, Tenant hereby agrees that Landlord or Landlord's representatives may perform any testing upon or of the Premises that Landlord deems reasonably necessary for the evaluation of environmental risks, costs or procedures, including soils or other sampling or coring.

     (F) Violations - Environmental Defaults.

          (1) Tenant shall give to Landlord immediate verbal and follow-up written notice of any actual or threatened spills, releases or discharges of Hazardous Substances on the Premises; caused by the acts or omissions of Tenant or its agents, employees, representatives, invitees, licensees, subtenants, customers or contractors. Tenant covenants to promptly investigate, clean up and otherwise remediate any spill, release or discharge of Hazardous Substances caused by the acts or omissions of Tenant or its agents, employees, representatives, invites, licensees, subtenants, customers or contractors at Tenant's sole cast and expense; such investigation, clean up and remediation to be performed in accordance with all Environmental Laws and to the satisfaction of Landlord and after Tenant has obtained Landlord's written consent, which shall not be unreasonably withheld. Tenant shall return she Premises to the condition existing prior to the introduction of any such Hazardous Substances.

          (2) In the event of (i) a violation of an Environmental Law, (ii) a release, spill or discharge of a Hazardous Substance on or from the Premises, (iii) the discovery of an environmental condition requiring response, which violation; release, or condition is attributable to the acts or omissions of Tenant, its agents, employees, representatives, invitees, licensees, subtenants, customers, or contractors, or (iv) an emergency environmental condition (together "Environmental Defaults"), Landlord shall have the right, but not the obligation, to immediately enter tile Premises, to supervise and approve any actions taken by Tenant to address the violation, release or environmental condition; and in the event Tenant fails to immediately address such violation, release or environmental condition, or if the Landlord deems it necessary, then Landlord may perform, at Tenant's expense, any lawful actions necessary to address the violation, release or environmental condition.

          (3) Landlord has the right but not the obligation to cure any Environmental Defaults, has the right to suspend some or all of the operations of the Tenant until it has determined to its sole satisfaction that appropriate measures have been taken, and has the right to terminate the Lease upon the occurrence of an Environmental Default.

     (G) ADDITIONAL RENT. Any expenses which the Landlord incurs, which are to be at Tenant's expense pursuant to this Article, will be considered Additional Rent under this Lease and shall be paid by Tenant on demand by Landlord.

     (H) ASSIGNMENT AND SUBLETTING. Notwithstanding anything to the contrary in this Lease, the Landlord may condition its approval of any assignment or subletting by Tenant to an assignee or subtenant that in the sole judgment of the Landlord does not create any additional environmental exposure.

     (I) INDEMNIFICATION. Tenant shall indemnify, defend (with counsel approved by Landlord hold Landlord and Landlord's affiliates, shareholders, directors, officers, employees and agents harmless from and against any and all claims, judgments, damages (including consequential damages), penalties, fines, liabilities, losses, suits, administrative proceedings, costs and expenses of any kind or nature, known or unknown, contingent or otherwise, which arise out of or in any way are related to the acts or omissions of Tenant, its agents, employees, representatives, invitees, licensees, subtenants, customers or contractors during or after the term of this Lease (including, but not limited to, attorneys, consultant, laboratory and expert fees, and including without limitation, diminution in the value of the Building or Property, damages for the loss or restriction on use of rentable or useable space or of any amenity of the Building or Property and damages arising from any adverse impact on marketing of space in the Building), arising from or related to the use, presence, transportation, storage, disposal, spill, release or discharge by Tenant of Hazardous Substances on or about the Premises.

     (j) DEFINITIONS.

          (1) "Hazardous Substance" means (a) asbestos and any asbestos containing material and any substance that is then defined or listed in, or otherwise classified pursuant to, any Environmental. Laws or any applicable laws or regulations as a "hazardous substance," "hazardous material," "hazardous waste," "infectious waste," "toxic substance," "toxic pollutant" or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, or Toxicity Characteristic Leaching Procedure (TCLP) toxicity (b) any petroleum and drilling fluids, produced waters, and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources and (c) petroleum products, polychlorinated biphenyls, urea formaldehyde, radon gas, radioactive material (including any source, special nuclear or by-product material), and medical waste.

          (2) "Environmental Laws" collectively means and. includes all present and future laws and any amendments (whether common law, statute, rule, order, regulation or otherwise), permits, and other requirements or guidelines of governmental authorities applicable to the Premises and relating to the environment and environmental conditions or to any Hazardous Substance (including, without limitation, CERCLA, 42 U.S.C. ss.9601, et. seq.; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss.6901, et. seq.; the Hazardous Materials Transportation Act, 49 U.S.C. ss.180, et. seq., the Federal Water Pollution Control Act, 33 U.S.C. ss.1251, et. seq., the Clean Air Act, 42 U.S.C. ss.741, et. seq., the Toxic Substances Control Act, 15 U.S.C. ss.526-2629, the Safe Drinking Water Act, 42 U.S.C. 300(f)-3000), the Emergency Planning and Community Right-To-Know Act, 42 U.S.C. ss.1101, et. seq., and any so-called "Super Fund" or "Super Lien" law; any law requiring the filing of reports and notices relating to hazardous substances, environmental laws administered by the Environmental. Protection Agency and any similar state and local laws and regulations, all amendments thereto and all regulations, orders, decisions, and decrees now or hereafter promulgated thereunder concerning the environment, industrial hygiene or public health or safety).

     (K) SURVIVAL. The provisions of this Article shall survive the expiration or earlier termination of this Lease.

     24. SUBSTITUTE PREMISES. INTENTIONALLY OMITTED.

     25. ESTOPPEL STATEMENT. Tenant shall, at my time and from time to time within ten (10) days after written request by Landlord, execute, acknowledge and deliver to Landlord a statement in writing duly executed by Tenant (a) certifying that this Lease is in full force and effect without modification or amendment (or, if there have been any modifications and amendments, the nature thereof), (b) certifying the dates to which annual Minimum Rent and additional rent have been paid, and (c) either certifying that no default exists under this Lease or specifying each such default, it being the intention and agreement of Landlord and Tenant that if Tenant shall fail to respond within the aforesaid ten (10) day period, Tenant shall be deemed to have given such statement as above provided, that this Lease is in full force and effect, that no default in Landlord's performance remains uncured, that the security deposit, if any, is as stated in this Lease and that not more than one (1) month's rent has been paid in advance.

     26. QUIET ENJOYMENT. Upon payment by Tenant of rent and upon the observance and performance by Tenant of all the terms, covenants, conditions, provisions and agreements of this Lease on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term of this Lease without hindrance or interpretation by Landlord or by any person or persons lawfully claiming or holding by, through or under Landlord, subject, nevertheless, to the terms, covenants, conditions and provisions of this Lease, to all other agreements, conditions, restrictions and encumbrances of record and to all mortgages, installment sale agreements and underlying leases of record to which this Lease is, or shall became subject and subordinate.

     27. BROKERS. Landlord and Tenant each warrants to the other that each has not dealt and negotiated with any broker for this Lease. The Landlord and Tenant (for good and valuable consideration) each shall indemnify and hold the other harmless from and against any and all claims, suits, proceedings, damages, obligations, liabilities, counsel fees, costs, losses, expenses, orders and judgments imposed upon, incurred by or asserted against it by reason of the falsity or error of the aforesaid warranty.

     28. LANDLORD STATUS. Landlord's obligations hereunder shall. be binding upon Landlord only for a period of time that Landlord is in ownership of the Building and, upon termination of that ownership, Tenant, except as to any obligations which have then matured shall look solely to Landlord's successor in interest in the Building for the satisfaction of each and every obligation of Landlord hereunder.

     29. NOTICES. Any notice, request, demand approval or consent given or required to be given under this Lease shall be in writing and shall be given by United States registered or certified mail, return receipt requested, or by a nationally recognized overnight delivery service, with all delivery and postage charges prepaid, and shall be deemed to have been given on the day such notice is actually received or refused, or if unclaimed, on the third day following the day an which the same shall have been sent by a nationally recognized overnight delivery service or deposited with the United States Post Office. Any such communication if intended for Landlord, Shall be addressed to Landlord at Landlord's Notice Address, with copies forwarded to the parses designated on the first page of this Lease; except that payment of Rent shall be delivered to the address designated on the Rent invoice prepared by Landlord, or if no address is so designated, then to Landlord's management office during normal business hour; or such other address as shall be designated by Landlord in writing, or if intended for Tenant, to Tenant at the Tenant Notice Address identified on the first page of this Lease

     Either party may, at any tune, change its Notice Address for the above purposes by sending a notice to the other party stating the change and setting forth the new address; provided, that in all instances) the Notice Address must be within the continental United States.

     30. MISCELLANEOUS PROVISIONS.

     A. FORCE MAIEURE. Anything in this Lease to the contrary notwithstanding, provided such cause is not due to the willful act or gross neglect of Landlord or Tenant, neither shall be deemed in default with respect to the performance of any of the terms, covenants and conditions (specifically excepting Tenant's obligations to pay all items of Rent and Additional Rent pursuant to the terms of this Lease) of this Lease if the same shall be due to any strike, lock-out, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material, service or financing, through Act of God or other cause beyond their control.

     B. COMMON AREAS. All parking areas, walkways, vertical transportation, stairs, driveways, alleys, public corridors and fire escapes, and other areas, facilities and improvements as may be provided by Landlord from time to time for the general use in common of Tenant and other tenants, which may be extended to their employees, agents, invitees and licensees, shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all such areas, facilities and improvements, and to change the location of or otherwise alter or modify any or ail of the aforementioned common areas, facilities, and improvements so long as Landlord continues to provide adequate passageways to the Premises.

     C. RULES AND REGULATIONS. Tenant, its agents, contractors, employees, servants, assignees and sublessees, licensees and invitees shall observe and comply with the Rules and Regulations annexed hereto as Exhibit "F" and made a part hereof. All such Rules and Regulations shall apply to Tenant, its agents, contractors, employees, servants, approved assignees and sublessees, licensees; invitees and subtenants.

     D. CORPORATE AUTHORITY. If Tenant is a corporation, each individual executing this Lease on behalf of that corporation represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of the corporation in accordance with the duly adopted resolution of the Board of Directors of the corporation, and that this Lease is binding upon the corporation in accordance with its terms. Tenant further certifies that it is authorized to do business in the Commonwealth of Pennsylvania, that all corporate and franchise tapes are paid to date, that all corporate filings are current and that any fictitious name used by Tenant has been properly filed with the Corporations Bureau.

     E. NO RECORDATION. This Lease shall not be filed of record; however, upon request of Landlord, a memorandums of the Lease in compliance with law shall be executed by Landlord and Tenant and recorded, with recordation costs paid by Landlord.

     F. SUCCESSORS. The respective rights and obligations provided in this Lease shall bind and shall inure to the benefit of the parties hereto, their legal representatives, heirs, successors and assigns, provided, however, that no rights shall inure to the benefit of any successors of Tenant unless Landlord's written consent for. the transfer to such successor has first been obtained as provided in Section 12, which written consent shall not be unreasonably withheld.

     G. GOVERNING LAW. This Lease shall be construed, governed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

     H. SEVERABILITY; SEPARATE COVENANTS. If any provisions of this Lease or portions thereof shall be held to be invalid, void or unenforceable, the remaining provisions of this Lease or portions thereof shall in no way be affected or impaired and such remaining provisions or portions thereof shall remain in full force and effect. Furthermore, each covenant, agreement, obligation and other provision contained in this Lease is, and shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making the same, and not dependent on any other provision of this Lease unless expressly so provided.

     I. CAPTIONS. Any heading preceding the text of the several Sections and Subsections hereof are inserted solely for the convenience of reference and shall not constitute a part of this Lease, nor shall they affect its meaning, construction or effect.

     J. CERTAIN DEFINITIONS. As used in this Lease, the word "person" shall mean and include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be substituted for the singular, and the singular for the plural where appropriate; and words of any gender shall mean and include any other gender. The parcel of land on which the Building is located is hereinafter referred to as the "Land". For purposes of this Lease, the terns "Building" includes the Land and other improvements on which the Building is constructed and "Property" shall mean "the Land and Building" or "either the Land or the Building".

     K. EXECUTION. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises nor confer any rights or impose any obligations upon either party until the execution thereof by Landlord and the delivery of an executed original copy thereof to Tenant.

     L. WAIVER OF LURE TRIAL. It is mutually agreed that Landlord and Tenant hereby waive trial by jury, in any action, proceeding or counterclaim brought by either of the parties hereto against the other as to any matters arising out of or in any way connected with this Lease.

     M. FINANCIAL STATEMENTS. INTENTIONALLY OMITTED.

     N. ENTIRE AGREEMENT. This Lease (including the Exhibits and any Riders hereto) contains all the agreements, conditions, understandings, representations and Warranties made between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations and proposals (either written or oral. This Lease may not be modified or terminated orally or in any manner other than by an agreement in writing signed by both parties hereto or their respective successors in interest. The submission of this Lease by Landlord; its attorneys or agents, for examination or execution by Tenant, does not constitute a reservation of (or option for) the Premises in favor of Tenant and Tenant shall have no right or interest in the Premises and Landlord shall have no liability hereunder, unless and until this Lease is executed and delivered by Landlord.

     O. CONFLICTS. If there is any conflict between or among the provisions of this Lease, the provisions of the Exhibits described in Section 1.0 hereof or the provisions of any Rider attached hereto, the provisions of the Rider shall supersede the provisions of said documents and this Lease and the provisions of said documents, as amended from time to time, shall supersede the provisions or this Lease.

     P. NO ACCORD AND SATISFACTION. The acceptance. by Landlord of any sums from Tenant (Whether as Rent or otherwise) in amounts which are less than the amounts due and payable by Tenant hereunder is not intended, nor shall be construed, to constitute an accord and satisfaction of any dispute between Landlord and Tenant regarding sums due and payable by Tenant hereunder, unless Landlord specifically deems it as such in writing.

     Q. TIME OF ESSENCE. Time is of the essence in each and every instance hereunder with respect to the covenants, undertakings and conditions to be performed hereunder by Tenant.

     R. PERFORMANCE OF LANDLORD'S OBLIGATION BY MORTGAGEE. Tenant shall accept performance of any of Landlord's obligations hereunder by any Mortgage of Landlord.

     S. JOINT AND SEVERAL LIABILITY. If two or more individuals, corporations, partnerships or other business associations (or any combination of two or more thereof) shall sign this Lease for Tenant, the liability of each such individual, corporation, partnership or other business association to pay Rent and perform all other obligations hereunder shall be deemed to be joint and several and all notices, payments and agreements given or made by, with or to any one of such individuals, corporations, partnerships or other business associations shall be deemed to have been given or made by, with or to all of them. In like manner, if Tenant shall be a partnership or other business association, the members of which are, by virtue of statute or federal law, subject to personal liability, the liability of each such member shall be joint and several.

     T. NO MODIFICATION. This writing is intended by the parses as a final expression of their agreement and as a complete and, exclusive statement of the terms thereof, all negotiations, considerations and presentations between the parties having been, incorporated herein. No course of prior dealings between the parties or their officers, employees, agents or affiliates shall be relevant admissible to supplement, explain, or vary any of the terms of this Lease. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease. No representations, understandings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth herein. This Lease can be modified only by a writing signed; by the party against whom the modification is enforceable.

     31. COMPLIANCE WITH LAWS AND THE AMERICANS WITH DISABILITIES ACT.

     Landlord, at its sole cost and expense, agrees to comply with all applicable federal, state and local laws, rules, regulations, guidelines, judgments and orders which now or in the future enact requirements as to the use and occupancy of the Premises, including the requirements imposed by the Americans with Disabilities Act ("Act") which imposes requirements relating to the design and use of the Premises. The Act requires, among other things, that the Premises be designed to remove architectural barriers so that the Premises will be readily accessible to people with disabilities, on the same basis as the Premises are accessible to those without such disabilities.

     All such plans shall be approved by Landlord prior to the commencement of any work in the Premises in accordance herewith.

     32. OPTION TO RENEW. Tenant shall have the right to extend the term of this Lease for a five (5) year lease term (The "Renewal Term"), upon the following conditions:

          A. Tenant is not in default under this Lease, either at the time any notice hereunder is given, or at the time the Renewal Term is to commence;

          B. Landlord has made a good faith determination that Tenant remains creditworthy;

          C. Tenant has not previously assigned the Lease or sublet any part or all of the Premises;

          D. Tenant has delivered to Landlord written notice of its intention to exercise this option, not less than one hundred and eighty (180) days prior to the end of the Lease Term;

          E. All lease terms for the Renewal Term shall be the same as in the Lease, except that the Annual Base Rental and Landlord concessions, if any, for the Renewal Term shall be negotiated in good faith between the parties, and there shall be no further option to renew the Lease Term; and

          F. If Landlord and Tenant fail to agree as to all terms and sign an Amendment to the Lease extending the Lease.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed by their duly authorized representatives the day and year first above written.

Witnesses:                             LANDLORD:
                                       ECC Properties, LLC


                                       By: /s/ Emma C. Chappell
--------------------------------       -------------------------------------


                                       Title: President
--------------------------------       -------------------------------------

                                       Tenant:

                                       United Bank of Philadelphia

                                       By: /s/ James F. Bodine
--------------------------------       -------------------------------------

                                       Title: Vice Chairman, Bd. of Director
--------------------------------       -------------------------------------



                                       Title:

                                       -------------------------------------

                                                             (Corporate Seal)

                              SCHEDULE OF EXHIBITS

EXHIBIT     CONTENTS
-------     --------

"A"         Intentionally Omitted

"B"         Final Plans

"C"         Intentionally Omitted

"D"         Intentionally Omitted

"E"         Intentionally Omitted

"F"         Rules and Regulations

"G"         Confirmation of Lease Term

                                  Exhibit "B"

                 [To be attached subsequent to the date hereof]

                                   Exhibit "F"

                              RULES AND REGULATIONS

DEFINITIONS

1. Wherever in these Rules and Regulations the word "Tenant" is used, it shall be taken to apply to and in include the Tenant and his agents, employees, invitees, licensees, subtenants and contractors, and is to be deemed of such number and gender as the circumstances require. The word "room" is to be taken to include the space covered by Lease. The word "Landlord" shall be taken to include the employees and agents of Landlord.

CONSTRUCTION

2. The streets, parking areas, sidewalks, entrances, lobbies, halls, passages, elevators, stairways and other common area provided by Landlord shall not be obstructed by Tenant, or used for any other purpose than for ingress and egress.

Washrooms

3. Toilet rooms, water-closets and other water apparatus shall not be used for any purpose the than those for which they were constructed.

INSURANCE REGULATIONS

4. Tenant shall not do anything in the. rooms, or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire or the rate of fire insurance, or which will conflict with the regulations of the Fire department or the fire laws, or with any insurance policy on the Building or any part thereof, or with any law, ordinance, rule or regulation affecting the occupancy and use of the rooms, now existing or hereafter enacted or promulgated by any public authority or by the Board of Fire Underwriters.


GENERAL PROHIBITIONS

5.   In order to insure proper use and, care of the Premises Tenant shall not:

     a)   Keep animals or birds in the Premises.

     b)   Use rooms as sleeping quarters.

     c) Allow any sign, advertisement or notice to be fixed to the Building, inside or outside, without Landlord's prior written consent. Signs on any interior glass doors will be painted only by the person designated by Landlord, the cost of the painting to be paid by Tenant.

     d) Make or permit noises or disturbances of any kind, including singing or using any musical instrument, radio or television at levels objectionable to adjoining tenants or Landlord, or otherwise do anything to disturb other tenants or tend to injure the reputation of the Building.

     e) Mark or defile elevators, water-closets, toilet rooms, walls, windows, doors or any other part of the Building.

     f) Place anything on the outside of the Building, including roof setbacks, window ledges and other projections; or drop anything from the windows, stairways, or parapets; or place trash or other matter in the halls, stairways, elevators or light wells of the Building.

     g) Cover or obstruct any window, skylight, door or transom that admits light.

     h) Except for hanging usual wall decorations and pictures, not fasten any article, drill holes, drive nails or screws into the walls, floors, woodwork, or partitions; nor shall the same be painted, papered or a covered or in any way marked or broken without prior written consent of Landlord.

     i)   Operate any machinery other than small office equipment.

     j)   Interfere with the heating or cooling apparatus.

     k)   Allow anyone but Landlord's employees or contractors to clean rooms.

     1) Leave rooms without locking doors, stopping all office machines, and extinguishing all lights.

     m)   Install any shades, blinds, or awnings.

     n)   Use any electric heating device.

     o)   Install call boxes, or any kind of wire in or on the Building.

     p) Manufacture any commodity, or prepare or dispense any foods or , beverages, tobacco, drugs, flowers, or other commodities or articles.

     q)   Secure duplicate keys for rooms or toilets, except from Landlord.

     r)   Use desk chairs on carpeted areas without protective chair pads.

     s) Place any weights in any portion of the Building beyond the safe carrying capacity of the structure.

     t) Enter any mechanical or electrical areas, telephone closets, loading areas, roof or building storage areas.

     u)   Place door mats in public corridors.

PUBLICITY

6. Tenant shall not use the name of the Building in any way in connection with its business except as the address thereof. Landlord shall also have the right to prohibit any advertising by Tenant, which, in its opinion, tends to impair the reputation of the Building or its desirability as a building for offices; and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

MOVEMENT OF EQUIPMENT

7. Landlord reserves the right to designate the time when and the method whereby freight, small office equipment, furniture, safes and other like articles may be brought into, moved or removed from the Building or rooms, and to designate the location for temporary disposition of such items. In no event shall any of the foregoing items be taken from Tenant's space for the purpose of removing same from the Building without the prior written consent of Landlord. If Tenant requires use of the freight elevators, and/or loading facilities for moving any of the foregoing items, at least two (2) weeks prior to the date of Tenant's proposed move, Tenant shall deliver to Landlord a written request to use such facilities on such date. Landlord will promptly advise Tenant whether such date is satisfactory. If for any reason such date is unsatisfactory to Landlord, Tenant shall not be permuted to utilize such facilities on such date but rather shall alter its timetable to utilize the same on a date satisfactory to Landlord.

REGULATIONS CHANGES

8. Landlord shall have the right to make such other and further reasonable rules and regulations as in the judgment of Landlord, may from time to time be needful for the safety, appearance, care and cleanliness of the Building and for the preservation of good order therein. Landlord shall not be responsible to Tenant for any violation of rules and regulations by other tenants.

PUBLIC ENTRANCE

9. Landlord reserves the right to exclude the general public from the Building upon such days and at such hours as in Landlord's judgment will be for the best interest of the Building and its tenants. Person entering the Building after 6:00 P.M. on business days and at all times on weekends and holidays must sign the register maintained for that purpose.

                                  EXHIBIT "G"

                           CONFIRMATION OF LEASE TERM

     THIS IS AN Agreement dated as of the __________________ day of ________ , 19___ by and between ______________ ("Landlord") and ______________________ , a
______________ ("Tenant").

                                  WITNESSETH:

     WHEREAS, by a lease dated as of ________________ , 199__ between the parties hereto (the "Lease") Landlord leased to Tenant and Tenant leased and took from Landlord, certain premises at ________________________ for the term and upon the terms and conditions more specifically set forth therein (the "Premises");

     WHEREAS, the Lease provides that as defined in the Lease when the actual Commencement Date has been determined, the parties shall execute a confirmation of the Commencement Date and Term of the Lease.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

          A. The Tenant is now in possession of the Premises.

          B. The Commencement Date of the Lease is ____________, 199__ and the Termination Date of the initial term of the Lease shall be ______________.

     Tenant acknowledges that the Premises are accepted by Tenant as having been constructed in accordance with the terms of the Lease.

     Nothing in this Agreement is intended to change or modify the rights of the parties under the Lease and all other terms and conditions of said Lease are hereby reaffirmed as being in full force and effect.